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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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March 30, 2015

To our Stockholders:

We are pleased to invite you to attend the annual meeting of stockholders of Dr Pepper Snapple Group, Inc. to be held on Thursday, May 21, 2015 at 10:00 a.m., Central Daylight Time, at the Westin Stonebriar Resort Conference Center, 1549 Legacy Drive, Frisco, Texas 75034.

Details regarding the business to be conducted, information you should consider in casting your vote and how you may vote are more fully described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

In accordance with rules approved by the Securities and Exchange Commission, this year we are again furnishing proxy materials to our stockholders primarily over the Internet. As a result, we are mailing to many of our stockholders a notice instead of a paper copy of our Proxy Statement and our 2014 Form 10-K. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how each of those stockholders can receive a paper copy of our proxy materials, including our Proxy Statement, our 2014 Form 10-K and a proxy card or voting instruction form. Stockholders who do not receive a notice will receive a paper copy of the proxy materials by mail.

Your vote is important. Whether or not you plan to attend the annual meeting, we hope you will vote as soon as possible.

Thank you for your ongoing support of Dr Pepper Snapple Group.

Sincerely,

Wayne R. Sanders Chairman of the Board

Larry D. Young President and Chief Executive Officer

DR PEPPER SNAPPLE GROUP, INC.
 5301 Legacy Drive
Plano, Texas 75024

 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	May 21, 2015, 10:00 a.m., Central Daylight Time
Place of Meeting:	Westin Stonebriar Resort Conference Center, 1549 Legacy Drive, Frisco, Texas 75034
Business to be Conducted:	1.
To elect David E. Alexander, Antonio Carrillo, Pamela H. Patsley, Joyce M. Roché, Ronald G. Rogers, Wayne R. Sanders, Dunia A. Shive, M. Anne Szostak, and Larry D. Young as directors to hold office for a one-year term and until their respective successors shall have been duly elected and qualified.
	2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2015.
	3.	To approve an advisory resolution regarding the compensation of our Named Executive Officers as disclosed in these materials.
	4.	To consider and act upon a stockholder proposal regarding development of a comprehensive strategy for recycling of beverage containers if properly presented at the Annual Meeting.
	5.	To consider and act upon a stockholder proposal regarding sugar supply chain risks if properly presented at the Annual Meeting.
	6.	To transact such other business as may properly come before the meeting.
Adjournments and Postponements:
Any action on the business to be conducted may be considered at the date and time of the Annual Meeting as specified above or at any time or date to which the Annual Meeting may be properly adjourned and postponed.
Record Date:	You are entitled to vote at the Annual Meeting if you were a stockholder of record as of the close of business on March 23, 2015.
Voting Rights:	A holder of shares of our common stock is entitled to one vote, in person or by proxy, for each share of our common stock on all matters properly brought before the Annual Meeting.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

YOUR VOTE IS VERY IMPORTANT.

Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote your shares via a toll-free telephone number or over the Internet. If you received a paper copy of a proxy card or voting instruction form by mail, you may submit your proxy card or voting instruction form for the Annual Meeting by completing, signing, dating and returning your proxy card or voting instruction form in the pre-addressed envelope provided. For specific instructions on how to vote your shares, please refer to the section entitled "General Information — Questions and Answers — How can I vote my shares without attending the Annual Meeting?" beginning on page 8 of the Proxy Statement.

This Notice of Annual Meeting of Stockholders and Proxy Statement and form of proxy are being distributed on or about March 30, 2015.

By Order of the Board of Directors

James L. Baldwin Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL STOCKHOLDERS' MEETING TO BE HELD ON MAY 21, 2015

The Company's Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2014 are available at www.proxyvote.com.

DR PEPPER SNAPPLE GROUP, INC.

 PROXY STATEMENT
for
ANNUAL MEETING OF STOCKHOLDERS
 To Be Held on May 21, 2015

PROXY STATEMENT SUMMARY		1
GENERAL INFORMATION		5
PROPOSALS		11
1.	To elect David E. Alexander, Antonio Carrillo, Pamela H. Patsley, Joyce M. Roché, Ronald G. Rogers, Wayne R. Sanders, Dunia A. Shive, M. Anne Szostak and Larry D. Young as directors to hold office for a one-year term and until their respective successors shall have been duly elected and qualified	11
2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2015	14
3.	To approve an advisory resolution regarding the compensation of our Named Executive Officers	15
4.	To consider and act upon a stockholder proposal regarding recycling of beverage containers if properly presented at the Annual Meeting	17
5.	To consider and act upon a stockholder proposal regarding sugar supply chain risks if properly presented at the Annual Meeting	19
BOARD OF DIRECTORS		21
CORPORATE GOVERNANCE		24
BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS		30
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT		32
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE		34
CODE OF CONDUCT		35
POLTICAL CONTRIBUTIONS		36
COMPENSATION DISCUSSION AND ANALYSIS		37
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION		60
HISTORICAL EXECUTIVE COMPENSATION INFORMATION		61
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS		75
REPORT OF THE AUDIT COMMITTEE		76
COMPENSATION COMMITTEE INTERLOCKS		77
RELATED PERSON TRANSACTIONS		78
DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS WITH MULTIPLE STOCKHOLDERS		79
STOCKHOLDERS PROPOSALS FOR 2015 ANNUAL MEETING		80
ANNEX		A-1

PROXY STATEMENT SUMMARY

PROXY STATEMENT SUMMARY

This Proxy Statement Summary is provided to summarize certain information, which is discussed in more detail in the Proxy Statement. You should read the Proxy Statement and 2014 Annual Report on
Form 10-K for the fiscal year ended December 31, 2014 before casting your vote.

MEETING INFORMATION

Annual Meeting of Stockholders

Place:	Westin Stonebriar Resort Conference Center 1549 Legacy Drive, Frisco, Texas 75034
Time:	May 21, 2015, at 10:00 a.m., Central Daylight Time
Record Date:	March 23, 2015

HOW TO VOTE

If you are a stockholder as of the record date, you may cast your vote in one of the following ways:

In Person:	If you are attending the Annual Meeting, you may cast your vote in person. If you plan to attend the Annual Meeting, please be aware of the Admission requirements set forth on page 5, under the section entitled "General Information—Questions and Answers—Do I need a ticket to attend the Annual Meeting?"
By Internet:
Stockholders who have received a Notice, proxy card or voting instruction form may vote over the Internet by visiting the website indicated and following the instructions on the Notice, proxy card or voting instruction form.
By Telephone:
Stockholders of record who live in the United States or Canada may submit proxies by telephone by calling (800) 690-6903 and following the instructions, using the control number provided. Most stockholders who are beneficial owners of their shares, but not stockholders of record, living in the United States or Canada and who have received a voting instruction form by mail may vote by phone by calling the number specified on the voting instruction form provided by their broker, trustee or nominee.
By Mail:
Stockholders who have received a paper copy of a proxy card or voting instruction form by mail may submit proxies by completing, signing and dating their proxy card or voting instruction form and mailing it.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on May 20, 2015. Votes cast by mail must be received in sufficient time to allow processing.

1	DPS 2015 Proxy Statement

PROXY STATEMENT SUMMARY

GOVERNANCE

Corporate:

All directors elected annually
Directors are elected by a majority vote
Board is diverse (89% independent, 44% female, 22% minority)
Separate independent Chairman and CEO
Executive sessions of Board held at each regularly scheduled meeting

Compensation:

Compensation programs emphasize pay for performance and are designed to align with stockholder interests
Insider trading policy, including anti-hedging provisions
Director and Officer Stock Ownership Guidelines
Clawback policy
No repricing of options
Equity Award Procedures that preclude backdating of equity awards

MATTERS TO BE VOTED UPON AND BOARD RECOMMENDATION

MATTER		BOARD RECOMMENDATION	PAGE REFERENCE TO PROXY STATEMENT

1.	To elect David E. Alexander, Antonio Carrillo, Pamela H. Patsley, Joyce M. Roché, Ronald G. Rogers, Wayne R. Sanders, Dunia A. Shive, M. Anne Szostak and Larry D. Young as directors to hold office for a one-year term and until their respective successors shall have been duly elected and qualified.	FOR EACH OF THE NOMINEES	11

2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2015.	FOR	14

3.	To approve an advisory resolution regarding the compensation of our Named Executive Officers as disclosed in these materials.	FOR	15

4.	Stockholder proposal regarding recycling of beverage containers if properly presented at the Annual Meeting.	AGAINST	17

5.	Stockholder proposal regarding sugar supply chain risks if properly presented at the Annual Meeting	AGAINST	19

2	DPS 2015 Proxy Statement

PROXY STATEMENT SUMMARY

DIRECTOR NOMINEES

							CORPORATE GOVERNANCE AND NOMINATING COMMITTEE
					COMMITTEES:
	DIRECTOR SINCE		PRIMARY OCCUPATION
NAME		AGE		INDEPENDENT	AUDIT	COMPENSATION

David E. Alexander	November 2011	61	Retired, Former Vice Chairman and Southwest Region Managing Partner, Ernst & Young	Yes	C

Antonio Carrillo	February 2015	49	CEO, Mexichem. S.A.B.	Yes	M (2015)

Pamela H. Patsley	April 2008	58	Chairman & CEO MoneyGram International	Yes	M

Joyce M. Roché	February 2011	68	Retired, Former President and CEO, Girls, Inc.	Yes		M

Ronald G. Rogers	May 2008	66	Retired, Former Deputy Chair, Enterprise Risk and Portfolio Management, Bank of Montreal	Yes		M (2014)	M (2015)

Wayne R. Sanders	May 2008	67	Retired, Former Chairman and Chief Executive Officer, Kimberly-Clark Corporation	Yes			C

Dunia A. Shive	November 2014	54	Senior VP, Gannett Co. Inc.; formerly President and CEO, Belo Corp.	Yes		M (2015)	M (2014)

M. Anne Szostak	May 2008	64	President & CEO, Szostak Partners	Yes		C

Larry D. Young	October 2007	60	President & CEO, Dr Pepper Snapple Group, Inc.	No

C — Chair of the committee.
M — Member of the Committee
M (2014) — Member of the Committee through February 28, 2015
M (2015) — Became a member of the Committee on March 1, 2015

COMPENSATION

Our executive pay programs are competitive with our peers in the beverage and consumer packaged goods industry. The program design supports our strategy, attracts and retains talent, ensures pay-for-performance alignment and incorporates best practices when appropriate. A significant majority of compensation is at-risk, in the form of an annual incentive (Management Incentive Plan or MIP) and long-term incentive grants of performance stock units (individually "PSU" and collectively, "PSUs"), time based restricted stock units (individually, "RSU" and collectively, "RSUs"), and options. The annual and long-term incentive metrics map directly to our approach for generating stockholder value. The total compensation opportunity is positioned competitively. Our incentive plan structure supports the strategy of seeking profitable growth, prudent capital management and returning cash to stockholders. The compensation mix favors long-term incentives (LTI) relative to market norms. Our equity awards are used to align the interests of management and stockholders over the long term. Stockholder alignment is further enhanced through our stock ownership guidelines. Incentive plans use a balanced mix of metrics to capture the totality of corporate performance and prevent unbalanced incentives due to too few metrics. For a full discussion of our compensation programs and our performance in 2014, see the "Compensation Discussion and Analysis" commencing on page 37.

3	DPS 2015 Proxy Statement

PROXY STATEMENT SUMMARY

NAMED EXECUTIVE OFFICERS

Our named executive officers as reflected in the Proxy Statement are:

  Larry D. Young, President and CEO

  Martin M. Ellen, Executive Vice President and Chief Financial Officer

  Rodger D. Collins, President, Packaged Beverages

  James J. Johnston, President, Beverage Concentrates and Latin America Beverages

  Derry L. Hobson, Executive Vice President, Supply Chain

These persons are sometimes herein collectively referred to in this Proxy Statement as "Named Executive Officers" or "NEOs" and individually as "NEO".

4	DPS 2015 Proxy Statement

GENERAL INFORMATION

QUESTIONS AND ANSWERS

Why did I receive this Proxy Statement?

This Proxy Statement is being made available to you over the Internet or paper copies of these materials are being delivered to you by mail as a stockholder of record, as of March 23, 2015 (the "record date"), of Dr Pepper Snapple Group, Inc., a Delaware corporation (referred to in this Proxy Statement as the "Company," "we," "us" or "our"), in connection with the solicitation by our Board of Directors (referred to in this Proxy Statement as the "Board") of proxies to be voted at the Annual Meeting of Stockholders to be held on May 21, 2015 (referred to in this Proxy Statement as the "Annual Meeting"). This Proxy Statement will be mailed on or about March 30, 2015 to our stockholders of record on the record date. As a stockholder of record on the record date, you are invited to attend the Annual Meeting and are entitled to and are requested to vote on the items of business described in this Proxy Statement.

When and where is the Annual Meeting to be held?

The Annual Meeting will be held at the Westin Stonebriar Resort Conference Center, 1549 Legacy Drive, Frisco, Texas 75034 on May 21, 2015, at 10:00 a.m., Central Daylight Time, or at any adjournments thereof, for the purposes stated in the Notice of Annual Meeting of Stockholders.

Do I need a ticket to attend the Annual Meeting?

You will need an admission ticket or proof of ownership of our common stock to enter the Annual Meeting. If you hold shares directly in your name as a stockholder of record and have received a copy of our proxy materials, an admission ticket is attached to your printed proxy card. If you plan to attend the Annual Meeting, please vote your proxy prior to the Annual Meeting but keep the admission ticket and bring it with you to the Annual Meeting.

If your shares are held beneficially in the name of a broker, trustee or other nominee and you wish to be admitted to the Annual Meeting, you will have to bring either a copy of the voting instruction form provided by your broker, trustee or other nominee, or a copy of a brokerage statement showing your ownership of our common stock as of March 23, 2015.

If you are representing an entity holding shares, then you must present a proxy signed by that entity evidencing that you are authorized to attend the Annual Meeting and vote the shares or are otherwise representing the entity at the Annual Meeting. If you are representing an entity whose shares are held beneficially in the name of a broker, trustee or other nominee you will have to bring either a copy of the voting instruction form provided by such entity's broker, trustee or other nominee, or a copy of a brokerage statement showing the entity's ownership of our common stock as of March 23, 2015, in addition to the proxy signed by the entity you are representing.

All stockholders must also present a form of photo identification, such as a valid driver's license or passport, in order to be admitted to the Annual Meeting.

5	DPS 2015 Proxy Statement

GENERAL INFORMATION

Are Proxy Materials available via the Internet?

Under rules adopted by the Securities and Exchange Commission ("SEC"), we primarily furnish proxy materials to our stockholders on the Internet, rather than mailing paper copies of the materials to each stockholder, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (the fiscal year ended December 31, 2014 is sometimes herein referred to as "2014" or "fiscal year 2014"), which was filed with the SEC on February 19, 2015 (our "2014 Form 10-K"). If you received a notice regarding the availability of proxy materials (the "Notice") by mail or electronic mail, you will not receive a paper copy of these proxy materials unless you request one. Instead, the Notice will instruct you as to how you may access such materials over the Internet and vote your shares. The Notice will also instruct you as to how you may access your proxy card to vote over the Internet. If you received a Notice by mail or electronic mail and would like to receive a paper copy of our proxy materials, free of charge, please follow the instructions included in the Notice.

What information is contained in this Proxy Statement?

This Proxy Statement provides our stockholders with information about when and where we will hold the Annual Meeting. Additionally, this Proxy Statement:

•
includes information regarding the matters that will be discussed and voted on at the Annual Meeting, and

•
provides information about the Company that our stockholders should consider in order to make an informed decision at the Annual Meeting.

What should I do if I receive more than one Notice about the Internet availability of the proxy materials or more than one paper copy of the proxy materials?

You may receive more than one Notice (either by mail or electronic mail) or more than one paper or electronic copy of the proxy materials, including multiple paper copies of this Proxy Statement and multiple proxy cards or voting instruction forms. For example, if you hold your shares in more than one brokerage account, you may receive a separate Notice or a separate voting instruction form for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you may receive more than one Notice or more than one proxy card. If you hold your shares through a broker, trustee or another nominee, rather than owning shares registered directly in your name, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are entitled to direct the voting of your shares by your intermediary. Your intermediary will forward the proxy materials to you with a voting instruction form or provide electronic access to the materials and to voting facilities. To vote all of your shares by proxy, you must complete, sign, date and return each proxy card and voting instruction form that you receive. If you receive a Notice and have not received a proxy card for the shares represented by the Notice, you can vote the shares by Internet.

How may I obtain a copy of the Company's 2014 Form 10-K and other financial information?

Stockholders may request a free copy of our 2014 Form 10-K by writing to us at the following address:

Dr Pepper Snapple Group, Inc.
Attn: Investor Relations
5301 Legacy Drive
Plano, Texas 75024

Alternatively, stockholders can access our 2014 Form 10-K and other financial information on the Investors section of our website at:

www.drpeppersnapplegroup.com

The Company also will furnish any exhibit to our 2014 Form 10-K if specifically requested.

6	DPS 2015 Proxy Statement

GENERAL INFORMATION

What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

Proposal 1:	To elect David E. Alexander, Antonio Carrillo, Pamela H. Patsley, Joyce M. Roché, Ronald G. Rogers, Wayne R. Sanders, Dunia A. Shive, M. Anne Szostak and Larry D. Young as directors to hold office for a one-year term and until their respective successors shall have been duly elected and qualified.
Proposal 2:	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2015.
Proposal 3:	To approve an advisory resolution regarding the compensation of our Named Executive Officers as disclosed in these materials.
Proposal 4:	To consider and act upon a stockholder proposal regarding recycling of beverage containers if properly presented at the Annual Meeting.
Proposal 5:	To consider and act upon a stockholder proposal regarding sugar supply chain risks if properly presented at the Annual Meeting.

We also will consider any other business that properly comes before the Annual Meeting.

How does the Board recommend that I vote?

The Board unanimously recommends a vote:

1.
FOR each of the nominees for director listed in these materials and on the proxy card;

2.
FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2015;

3.
FOR the approval, on an advisory basis, of the resolution regarding compensation of our Named Executive Officers as disclosed in this Proxy Statement;

4.
AGAINST the stockholder proposal regarding recycling of beverage containers if properly presented at the Annual Meeting; and

5.
AGAINST the stockholder proposal regarding sugar supply chain risks if properly presented at the Annual Meeting.

What shares can I vote at the Annual Meeting?

The Board has fixed the close of business on March 23, 2015 as the record date for the Annual Meeting. Only holders of record of the outstanding shares of our common stock at the close of business on the record date are entitled to vote at the Annual Meeting or any adjournments thereof.

As of the close of business on the record date, we had 192,721,328 shares of common stock, $0.01 par value per share, issued and outstanding. A holder of shares of our common stock is entitled to one vote, in person or by proxy, for each share of our common stock on all matters properly brought before the Annual Meeting.

How can I vote my shares at the Annual Meeting?

Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares for which you are the beneficial owner, but not the stockholder of record, may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Voting in person will replace any votes that you previously submitted by proxy.

7	DPS 2015 Proxy Statement

GENERAL INFORMATION

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or through a broker, trustee or other nominee as the beneficial owner, you may direct how your shares are voted by proxy without attending the Annual Meeting. There are three ways to vote by proxy:

By Internet — Stockholders who have received a Notice by mail may submit proxies over the Internet by following the instructions on the Notice. Stockholders who have received a Notice by e-mail may submit proxies over the Internet by following the instructions included in the e-mail. Stockholders who have received a paper copy of a proxy card or voting instruction form by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction form.

By Telephone — Stockholders of record who live in the United States or Canada may submit proxies by telephone by calling (800) 690-6903 and following the instructions. Stockholders of record who have received a Notice by mail must have the control number that appears on their Notice available when voting. Stockholders of record who received Notice by e-mail must have the control number included in the e-mail available when voting. Stockholders of record who have received a proxy card by mail must have the control number that appears on their proxy card available when voting. Most stockholders who are beneficial owners of their shares, but not stockholders of record, living in the United States or Canada and who have received a voting instruction form by mail may vote by phone by calling the number specified on the voting instruction form provided by their broker, trustee or nominee. Those stockholders should check the voting instruction form for telephone voting availability.

By Mail — Stockholders who have received a paper copy of a proxy card or voting instruction form by mail may submit proxies by completing, signing and dating their proxy card or voting instruction form and mailing it in the accompanying pre-addressed envelope.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on May 20, 2015. Votes cast by mail must be received in sufficient time to allow processing. Votes received by mail prior to the day of the Annual Meeting will be processed, but votes received the day of the Annual Meeting may not be processed depending on the time received. Shares represented by duly executed proxies in the accompanying proxy card or voting instruction form will be voted in accordance with the instructions indicated on such proxies or voting instruction forms and, if no such instructions are indicated thereon, will be voted (i) FOR each of the nominees for election to the Board, (ii) FOR ratification of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2015, (iii) FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers as disclosed in these materials, (iv) AGAINST the stockholder proposal regarding recycling of beverage containers and (v) AGAINST the stockholder proposal regarding sugar supply chain risks.

How many shares must be present or represented to conduct business at the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of our common stock entitled to vote at the Annual Meeting or any adjournment thereof is necessary to constitute a quorum to transact business.

Abstentions and broker non-votes (shares held by brokers, trustees or other nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners of such shares or persons entitled to vote on the matter) will be counted for the purpose of determining whether a quorum is present. If your shares are held by a broker, trustee or other nominee on your behalf and you do not instruct the broker, trustee or other nominee as to how to vote these shares on Proposal 1 (the election of directors), Proposal 3 (the approval of the resolution regarding the compensation of our Named Executive Officers), Proposal 4 (the stockholder proposal regarding recycling of beverage containers) or Proposal 5 (the stockholder proposal regarding sugar supply chain risks), the broker, trustee or other nominee may not exercise discretion to vote for or against those proposals. This would be a "broker non-vote" and these shares will not be

8	DPS 2015 Proxy Statement

GENERAL INFORMATION

counted as having been voted on the applicable proposal. Please instruct your broker, trustee or other nominee so your vote can be counted. With respect to Proposal 2 (ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2015), the broker, trustee or other nominee may exercise its discretion to vote for or against that proposal in the absence of your instruction.

What is the voting requirement to approve each of the proposals?

The following voting requirements will be in effect for each proposal described in this Proxy Statement:

Proposal 1.    To be elected, a director must receive the affirmative vote of the holders of a majority of our common stock which has voting power present in person or represented by proxy and which has actually voted (the number of shares voted "for" a director nominee must exceed the number of votes cast "against" that nominee).

Proposal 2.    Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm requires the affirmative vote of the holders of a majority of our common stock which has voting power present in person or represented by proxy and which has actually voted (the number of shares voted "for" ratification must exceed the number of votes cast "against" ratification).

Proposal 3.    The advisory (non-binding) resolution to approve the compensation of our Named Executive Officers as disclosed in this Proxy Statement requires the affirmative vote of the holders of a majority of our common stock which has voting power present in person or represented by proxy and which has actually voted (the number of shares voted "for" the resolution must exceed the number of votes cast "against" the resolution).

Proposal 4.    The non-binding stockholder proposal regarding recycling of beverage containers requires the affirmative vote of the holders of a majority of our common stock which has voting power present in person or represented by proxy and which has actually voted (the number of shares voted "for" the proposal must exceed the number of votes cast "against" the proposal).

Proposal 5.    The non-binding stockholder proposal regarding sugar supply chain risks requires the affirmative vote of the holders of a majority of our common stock which has voting power present in person or represented by proxy and which has actually voted (the number of shares voted "for" the proposal must exceed the number of votes cast "against" the proposal).

What if I want to change my vote?

If the enclosed proxy card or voting instruction form is signed and returned, you may, nevertheless, revoke it at any time prior to the Annual Meeting by (i) filing a written notice of revocation with the person or persons named on the proxy card or voting instruction form, (ii) attending the Annual Meeting and voting the shares covered thereby in person, or (iii) delivering to the addressee named in the enclosed proxy card or voting instruction form another duly executed proxy card or voting instruction form dated subsequent to the date of the proxy card or voting instruction form to be revoked.

Who will pay for this solicitation?

The cost of preparing, assembling, printing and mailing this Proxy Statement and the enclosed proxy card and the cost of soliciting proxies related to the Annual Meeting will be borne by us. We will request brokers, trustees or other nominees to solicit their customers who are beneficial owners of shares of common stock listed of record in the name of the broker, trustee or other nominee and will reimburse such brokers, trustees or other nominees for the reasonable out-of-pocket expenses for such solicitation.

Who will serve as inspector of elections?

The inspector of elections will be a representative from Broadridge Financial Solutions, Inc.

9	DPS 2015 Proxy Statement

GENERAL INFORMATION

What happens if additional matters are presented at the Annual Meeting?

Other than the five items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, James L. Baldwin, Martin M. Ellen and Larry D. Young, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

10	DPS 2015 Proxy Statement

PROPOSALS

PROPOSAL 1: ELECTION OF DIRECTORS

Each of our directors is elected annually. The terms of each of the directors will expire at the next annual meeting of stockholders following the fiscal year ended December 31, 2015. The Corporate Governance and Nominating Committee has reviewed the background of all of our nominees for director and determined that they individually possess the personal and professional attributes necessary to be a director. Further, the Corporate Governance and Nominating Committee has reviewed the experience of the members of the Board and determined that they collectively possess the qualifications and skills necessary for the Board. Set forth below is detailed biographical information for each of the nominees for director and a summary of the qualifications and skills demonstrated by each director's experience {ages are as of the date of the Annual Meeting}.

David E. Alexander

Mr. Alexander, age 61, has served as one of our directors since November 2011. Mr. Alexander has served as Chairman of the Audit Committee since March 2013. Mr. Alexander served in various positions with Ernst & Young L.L.P. between 1975 and 2011. From 2002 until his retirement in 2011, he served as Vice Chairman and Southwest Region Managing Partner and was a member of the firm's Americas and U.S. Executive Boards and Global Management Group. Since 2003, Mr. Alexander has served as a member of the executive board of Southern Methodist University's Cox Business School. From 2009 until 2012, Mr. Alexander served as a national trustee on the board of Boys & Girls Clubs of America and as a board member of the American Heart Association.

Mr. Alexander has extensive leadership experience as a vice chairman and regional managing partner at a "Big Four" accounting firm, financial acumen and risk management experience developed through his experience in public accounting and been designated by the Corporate Governance and Nominating Committee as a financial expert under SEC regulations.

Antonio Carrillo

Mr. Carrillo, age 49, has served as one of our directors since February 2015. Mr. Carrillo has served as Chief Executive Officer of Mexichem, S.A.B. from June 2012 to present. Previously, Mr. Carrillo served as Group President (and other executive positions) with Trinity Industries, Inc. from 1996 to May 2012. Mr. Carrillo has served on the board of Trinity Industries, Inc. since September 2014.

Mr. Carrillo has extensive leadership experience as a chief executive officer, group president and other executive level positions in public companies, financial acumen and risk management experience developed through his chief executive officer and other executive officer experience, and been designated by the Corporate Governance and Nominating Committee as a financial expert under SEC regulations, and public company board experience.

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Pamela H. Patsley

Ms. Patsley, age 58, has served as one of our directors since April 2008. Ms. Patsley served as Executive Chairman of MoneyGram International from January 2009 to September 2009 and has served as Chairman and Chief Executive Officer from September 2009 to present. Previously, Ms. Patsley served as Senior Executive Vice President of First Data Corporation from 2000 to 2007 and President of First Data International from 2002 to 2007. She retired from those positions in 2007. From 1991 to 2000, she served as President and Chief Executive Officer of Paymentech, Inc., prior to its acquisition by First Data. Ms. Patsley also previously served as Chief Financial Officer of First USA, Inc. Ms. Patsley served on the board of directors of Molson Coors Brewing Company from 1996 to 2009; Pegasus Solutions, Inc. from 2002 to 2006; and Paymentech, Inc. from 1995 to 1999. In addition to her Chairman's role at MoneyGram International, Ms. Patsley has served on the board of Texas Instruments Incorporated since 2004, where she formerly served as chair of the Audit Committee.

Ms. Patsley has extensive leadership experience as a chairman and chief executive officer, chief financial officer and other executive level positions in public companies, financial acumen and risk management experience developed through her experience in public accounting and her chief executive officer and chief financial officer experience, been designated by the Corporate Governance and Nominating Committee as a financial expert under SEC regulations, and extensive public company board experience (including audit committee chairperson experience).

Joyce M. Roché

Ms. Roché, age 68, has served as one of our directors since February 2011. Ms. Roché served as President and Chief Executive Officer of Girls Inc., a national non-profit research, education and advocacy organization, from 2000 until her retirement in 2010. From 1998 to 2000, Ms. Roché was an independent marketing consultant. She served as President and Chief Operating Officer of Carson Products Company from 1996 to 1998 and also held senior marketing positions with Carson Products Company, Revlon, Inc. and Avon, Inc. Ms. Roché has served as a member of the boards of directors of AT&T, Inc. since 1998, where she serves as Chair of the Human Resources Committee and on the Nominating and Governance Committee; Macy's, Inc. since 2007, where she serves as chair of the Audit and Nominating and Governance Committees; and Tupperware Brands Corporation since 1998, where she serves as chair of the Compensation Committee. She served on the board of directors of Anheuser-Busch Companies, Inc. from 1998 to 2008. She also serves as a member of the Board of the Association of Governing Boards of Universities and Colleges and serves as chair of the Board of Trustees for Dillard University.

Ms. Roché has extensive leadership experience as a chief operating officer of a public company and the chief executive officer of a national nonprofit organization and considerable experience in the marketing and merchandising areas, consumer products company experience, financial acumen developed from her chief executive officer and executive officer experience, and significant public company board experience (including compensation, corporate governance, audit and public policy committee experience).

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Ronald G. Rogers

Mr. Rogers, age 66, has served as one of our directors since May 2008. Mr. Rogers served in various positions with Bank of Montreal between 1972 and 2005. From 2002 until his retirement in 2005, he served as Deputy Chair, Enterprise Risk & Portfolio Management, BMO Financial Group, and from 1994 to 2002 he served as Vice Chairman, Personal & Commercial Client Group.

Mr. Rogers has extensive senior level executive leadership experience, substantial banking experience, financial acumen developed from his banking experience and experience in enterprise risk management.

Wayne R. Sanders

Mr. Sanders, age 67, has served as the Chairman of our Board and as chairman of the Corporate Governance and Nominating Committee since May 2008. Mr. Sanders served as the Chairman and the Chief Executive Officer of Kimberly-Clark Corporation from 1992 until his retirement in 2003. Mr. Sanders has served on the board of directors of Texas Instruments Incorporated since 1997, where he currently serves as Chairman of the Corporate Governance and Nominating Committee and Lead Director and previously served on the Audit Committee and Compensation Committee. He previously served on the board of Belo Corporation from 2003 to 2013 and as a director of Adolph Coors Company. Mr. Sanders is also a National Trustee and Governor of the Boys & Girls Clubs of America and was a member of the Marquette University Board of Trustees from 1992 to 2007, serving as Chairman from 2001 to 2003.

Mr. Sanders, the Chairman of the Board, has extensive leadership experience as a board chairman, chief executive officer and other executive level positions in a public company, financial acumen developed through his extensive executive experience, operational and marketing experience, consumer product company experience and significant public company board experience (including audit and compensation committee chairmanship experience).

Dunia A. Shive

Ms. Shive, age 54, has served as a director since November 18, 2014. She is currently serving as a Senior Vice President of Gannett Co., Inc. ("Gannett"). She previously served as President and Chief Executive Officer of Belo Corp. from 2008 to 2013. She joined Belo Corp. in 1993 and served in various leadership positions prior to her election as President and Chief Executive Officer. Ms. Shive has served as a director of Trinity Industries, Inc. since March 2014. She served on the Board of Directors of Belo Corp. from 2008 to 2013. She is also a member of the Associated Press board of directors, where she serves as chair of the audit committee, and a trustee of the Belo Foundation.

Ms. Shive has extensive leadership experience as president, chief executive officer and chief financial officer in public companies, financial acumen from her chief financial officer and public accounting experience and broad public company board experience.

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M. Anne Szostak

Ms. Szostak, age 64, has served as one of our directors since May 2008. Ms. Szostak has served as chairperson of our Compensation Committee since March 2012. Since 2004, Ms. Szostak has operated a consulting firm under the name Szostak Partners that advises executive officers on strategic and human resource issues. From 1998 until her retirement in 2004, she served as Corporate Executive Vice President and Director — Human Resources and Diversity of FleetBoston Financial Corporation (now Bank of America). She also served as Chairman and Chief Executive Officer of Fleet Bank — Rhode Island from 2001 to 2003. Ms. Szostak has served as a director of Tupperware Brands Corporation since 2000, where she serves on the Compensation and Nominating and Governance committees, and IDEXX Laboratories since 2012, where she is chair of the Compensation Committee and serves on the Audit Committee. She previously served on the board of directors of ChoicePoint Corporation from 2005 to 2008; on the board of directors for Spherion Corporation from 2005 to 2011 and on the board of directors of Belo Corp. from 2004 to 2013. Ms. Szostak is Governor and Chairperson Emeritus of the Boys & Girls Clubs of America, Chairperson and a member of the Board of the Women and Infants' Hospital of Rhode Island, and serves on various board committees of the Rhode Island Foundation.

Ms. Szostak has extensive senior level executive leadership experience with a Fortune 100 company, experience as a chief executive officer of two major bank subsidiaries of public companies, substantial banking experience, significant human resource experience, experience in risk management and significant experience on other public company boards (including compensation committee chairperson and audit and corporate governance and nominating committee experience).

Larry D. Young

Mr. Young, age 60, has served as one of our directors since the Company's formation in October 2007. Mr. Young has served as our President and Chief Executive Officer (Mr. Young is also referred to in this Proxy Statement as our "CEO") since October 2007. From October 2007 to May 2008, Mr. Young also served as President and Chief Executive Officer of CSAB (as hereinafter defined). Mr. Young joined CSAB as President and Chief Operating Officer of the Bottling Group segment and Head of Supply Chain in 2006 after the acquisition of Dr Pepper/Seven Up Bottling Group, Inc. ("DPSUBG"). He had been President and Chief Executive Officer of DPSUBG since 2005. From 1997 to 2005, Mr. Young served as President and Chief Operating Officer of Pepsi-Cola General Bottlers, Inc. and Executive Vice President of Corporate Affairs at PepsiAmericas, Inc.

Mr. Young, our CEO, has extensive senior level executive experience as our CEO and chief operating officer, over 30 years of experience in the beverage industry and substantial sales and marketing experience.

Mr. Adams is not standing for re-election because he reached mandatory retirement age under the Corporate Governance Guidelines and will retire from the Board after the Annual Meeting.

THE BOARD RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

PROPOSAL 2: RATIFICATION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2015

Deloitte & Touche LLP has been selected by the Audit Committee as our independent registered public accounting firm for fiscal year 2015, subject to ratification by our stockholders. Deloitte & Touche LLP has served as our independent registered public accounting firm since 2008. A representative of Deloitte & Touche LLP is

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expected to be present at the Annual Meeting. That representative will have an opportunity to make a statement, if desired, and will be available to respond to appropriate questions.

We are asking our stockholders to ratify the appointment of Deloitte & Touche LLP as our registered independent public accounting firm as a matter of good corporate governance even though ratification is not required by our By-laws, other governing documents or otherwise. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2015. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during fiscal year 2015 if it is determined that such a change would be in the best interests of the Company and its stockholders.

Independent Registered Public Accounting Firm's Fees

Fees for professional services provided by our independent registered public accounting firm in each of the last two fiscal years, in each of the following categories, were as follows:

(in 000's)

	2014	2013

Audit Fees(1)	$3,232	$3,422

Audit-Related Fees(2)	—	362

Tax Fees	—	—

All Other Fees	—	—

Total Fees	$3,232	$3,784

(1)
These amounts represent fees of Deloitte & Touche LLP for the audit of our annual consolidated financial statements, the review of financial statements included in our quarterly Form 10-Q reports, the audit of internal control over financial reporting, and the services that an independent auditor would customarily provide in connection with statutory requirements, regulatory filings, and similar engagements for the fiscal year, such as comfort letters, consents and assistance with review of documents filed with the SEC. Audit Fees also include advice about accounting matters that arose in connection with or as a result of the audit or the review of periodic consolidated financial statements and statutory audits that non-U.S. jurisdictions require.

(2)
Audit-Related Fees consist of assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements or internal control over financial reporting. This category may include fees related to due diligence related to mergers, acquisitions, and investments and accounting consultations about the application of generally accepted accounting principles to proposed transactions.

The Audit Committee has approved all of our independent registered public accounting firm's audit engagements for fiscal year 2014. All audit and non-audit services provided to us by our independent registered public accounting firm are required to be pre-approved by the Audit Committee in accordance with the policies and procedures set forth in the current Audit Committee Charter available on our website at www.drpeppersnapplegroup.com under the Investors — Company and Governance — Committees of the Board captions.

THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2015.

PROPOSAL 3: ADVISORY VOTE ON APPROVING EXECUTIVE COMPENSATION

In accordance with rules adopted by the SEC, we provide stockholders with the opportunity to cast an advisory (non-binding) vote on compensation programs for our Named Executive Officers. We currently plan to hold an annual advisory vote on executive compensation. Our overall executive compensation policies and procedures are described in the "Compensation Discussion and Analysis" section beginning on page 37 and the tabular disclosures regarding compensation of our Named Executive Officers (together with the accompanying narrative disclosure) set forth in the "Historical Executive Compensation Information" section beginning on page 61. Our compensation policies and procedures are centered on a pay-for-performance culture and are strongly aligned with the long-term interests of our stockholders, as described in the "Compensation Discussion and Analysis"

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section. The Compensation Committee, which is comprised entirely of independent directors, in consultation with Mercer, a leading human resources consulting firm, oversees our executive compensation program and monitors our policies to ensure that such policies continue to emphasize programs that reward executives for results that are consistent with stockholder interests.

Our overall executive compensation program is designed to be competitive with other leading companies, similar in size and market capitalization to the Company, in the beverage and consumer packaged goods industry. The following are the basis for our program design:

•
Significant majority of compensation is at-risk, in the form of an annual incentive (MIP) and long-term incentive grants of PSUs, RSUs and options;

•
Annual and long-term incentive metrics map directly to our approach for generating stockholder value;

•
Total compensation opportunity is positioned competitively with external market;

•
Incentive plan structure supports the strategy of seeking profitable growth, prudent capital management and returning cash to stockholders;

•
Compensation mix favors LTI relative to market norms;

•
Equity awards are used to align the interests of management and stockholders over the long term;

•
Stockholder alignment is further enhanced through our stock ownership guidelines; and

•
Incentive plans use a balanced mix of metrics to capture the totality of corporate performance and prevent unbalanced incentives due to too few metrics.

To accomplish our compensation objectives, our executive officers' total direct compensation in 2014 was comprised of a mix of the following components:

•
Base salary;

•
MIP awards (our annual cash incentive program); and

•
Long-term incentive awards, consisting of:

•
stock options;

•
RSUs; and

•
PSUs.

Key Compensation Policies

The Board and the Compensation Committee have adopted various policies and programs with respect to compensation matters as follows:

•
Equity Award Procedures (see "Compensation Discussion and Analysis — Compensation Governance Policies and Provisions — Equity Award Procedures" on page 58);

•
Stock Ownership Guidelines (see "Compensation Discussion and Analysis — Compensation Governance Policies and Provisions — Executive Stock Ownership Guidelines" on page 58);

•
Insider Trading Policy (see "Compensation Discussion and Analysis — Compensation Governance Policies and Provisions — Insider Trading Policy" on page 58); and

•
Clawback Policy (see "Compensation Discussion and Analysis — Compensation Governance Policies and Provisions — Clawback Policy" on page 59).
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Compensation Committe's response to prior year's Say-on-Pay Vote

The stockholder vote on the advisory resolution to approve executive compensation for 2013 passed with approximately 89% of the votes cast voting in favor of the resolution. While the Committee considers this to be a strong indicator of support for our current program design, it did note the decline from the prior year's support of 95%. As a result the Company contacted certain stockholders in late 2014 to receive feedback. Based on stockholder feedback, the Compensation Committee implemented the following changes for 2015:

•
Weighting of PSUs in the LTI program increased by 10% to 50% of the total; and RSUs were reduced by 10% to 30% of the total;

•
A relative TSR (rTSR) modifier metric was added to the existing PSU program;

•
The Company will not provide gross-ups to future executives beyond the current six participants; and

•
CEO stock ownership guideline was increased to six times salary.

Actions like those described above evidence our philosophy of aligning executive compensation with company performance and increasing long-term stockholder value. We will continue to design and implement our executive compensation programs and policies in line with this philosophy to promote superior performance results and generate greater value for our stockholders.

Resolution

For the reasons discussed above, the Board recommends that stockholders vote in favor of the following resolution:

  "RESOLVED, that the compensation paid to the Company's Named Executive Officers with respect to 2014, as disclosed pursuant to the compensation disclosure rules and regulations of the SEC, including the Compensation Discussion and Analysis, compensation tables and the narrative discussion, is hereby APPROVED."

Because your vote on this proposal is advisory, it will not be binding on the Board. However, the Compensation Committee and the Board will consider the outcome of the vote when making future compensation decisions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE EXECUTIVE COMPENSATION DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 4: STOCKHOLDER PROPOSAL REGARDING COMPREHENSIVE RECYCLING STRATEGY FOR BEVERAGE CONTAINERS

The following stockholder proposal will be voted on at the Annual Meeting only if it is properly presented by or on behalf of the stockholder proponent.

On behalf of Samajak, a California LP, 67 Second Street, East, Sonoma, CA 95476, which owns 65 shares of the Company's common stock, As You Sow, 1611 Telegraph Avenue, Suite 1450, Oakland, CA 94612 has notified the Company that it intends to present the following proposal and related supporting statement (which is quoted verbatim below) at the Annual Meeting:

Stockholder Proposal Regarding Comprehensive Recycling Strategy For Beverage Containers

WHEREAS:    Dr.[sic] Pepper Snapple Group is the third largest soft drink business in the U.S. with a commitment to environmental leadership, yet has no recycled content or container recovery strategy for the containers its beverages are sold in.

Society has been inundated with recyclable materials that are not recycled. 63% of the 243 billion beverage containers generated annually in the U.S. are discarded in landfills, incinerated or littered, and thereby diverted

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from recycling streams. This value of these wasted containers between 2001 and 2010 exceeded $22 billion. Yet the U.S. recycling rate for beverage containers declined from 54 percent in 1992 to 36 percent in 2010, while sales continued to grow (Container Recycling Institute).

The failure of the beverage industry to recycle nearly two-thirds of its containers has enormous environmental impacts. Replacement production for wasted containers resulted in emissions of an additional 116 million tons of greenhouse gases over the last decade, equivalent to the annual carbon dioxide emissions from 23 million cars. The aluminum cans littered in the U.S. alone in the past decade could have reproduced the world's entire commercial air fleet 25 times over.

Significantly higher container recovery rates are possible. In 10 U.S. states with container deposit legislation, beverage container recycling rates of 70% and higher are being achieved, levels on average three times as high as in states without deposit laws. In Norway and Sweden, beverage companies have achieved container recovery rates of 80% and higher.

"At Dr Pepper Snapple Group, we understand that an investment in sustainability is an investment in our business," CEO Larry Young stated in the company's 2011 Corporate Social Responsibility Update. Yet unlike its peers, our company has set no public quantitative goals for container recovery or use of recycled content in its bottles and cans.

As a result of engagement with As You Sow and other stakeholders, three of the largest U.S. beverage companies established container recovery goals. Coca-Cola Co. agreed to recycle 50% of its plastic and glass bottles and aluminum cans by 2015. Nestle Waters North America agreed to an industry recycling goal of 60% of plastic bottles by 2018, and PepsiCo set an industry recycling goal for 50% for bottles and cans by 2018. Dr.[sic] Pepper Snapple is clearly not keeping up with its peers.

Resolved:    Shareowners of Dr.[sic] Pepper Snapple Group request that the board of directors adopt a comprehensive recycling strategy for beverage containers sold by the company and prepare a report by September 1, 2015 on the company's efforts to implement the strategy. The strategy should include aggressive quantitative recycled content goals, and container recovery goals for plastic, glass and metal containers. The report, to be prepared at reasonable cost, may omit confidential information.

Supporting Statement:    We believe the requested report is in the best interest of Dr.[sic] Pepper Snapple and its shareholders. Leadership in this area will protect our iconic brands and strengthen the company's reputation.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:

Our environmental impact is an important issue to us. Within a short period of time after our spin-off, we established clear, measurable environmental goals for 2015. Following the completion of our five-year goals, we are evaluating our performance and mapping the road ahead, with results to be communicated in our 2015 Corporate Social Responsibility ("CSR") Report. This proposal dictates an arbitrary and premature change of course as we analyze the outcomes of our initial goals, which would result in DPS hastily adopting programs that may not be attainable and incurring significant unnecessary cost and expense.

We are proud of the progress we have made so far in our CSR journey. Each year since 2010, we have released a CSR Report or Update, providing detailed metrics of our progress. The Reports and Updates may be found at www.dpsgsustainability.com. Notable accomplishments related to packaging and waste reduction include:

•
Packaging and Waste Recyclability: We've ensured our plastic bottles (including the caps), cans and paperboard wraps are 100% recyclable, enabling consumers and municipalities to recycle. We've also reduced our own waste by achieving our initial goal of recycling 80% of our manufacturing solid waste and have raised the goal to 90% by 2015. In 2013, we recycled more than 85% of our manufacturing solid waste, a 3% increase over the prior year.
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•
PET Reduction: We've reduced plastic waste. Through reduced package weights and redesigns, we have reduced plastic waste by approximately 60.7 million pounds through the end of 2013, achieving our goal to reduce plastic waste by 60 million pounds by 2015 a year early; and

•
Support of Recycling in Our Communities: We believe that recycling is a responsibility shared by all. To support consumers and communities in their recycling efforts, in 2013 we entered into a partnership with Keeping America Beautiful, which we renewed in 2014. Through this effort, we provided $300,000 annually to support and promote consumer recycling by deploying bins in public parks, giving local consumers greater access to local recycling systems.

Despite our conscientious programs and goals, this proposal requests that we adopt a new comprehensive recycling strategy on an expedited basis. It further requests that the recycling program have container recovery strategies and goals for our particular products, ignoring the reality that improving recycling rates requires broad-based programs covering the entire waste stream as well as participation from consumers and the municipalities in which they live.

The proposal is vague and attempts to compare us to companies that have substantially more resources and have operated as public companies for a greater number of years. These much larger companies have themselves acknowledged the challenges and complexities of their recycling programs, including issues from data collection to changing consumer behaviors. Implementation of this proposal will not further our environmental or recycling goals in any meaningful respect and may prevent us from making strategic decisions that will both serve the needs of the business and improve recycling rates in the communities in which we operate.

We remain committed to striving for innovative ways to minimize the environmental impacts of our products as we work with the industry to pursue shared solutions with communities, customers and consumers. As we conclude our initial five-year CSR journey, this proposal would disrupt the execution of current programs and the development of effective, strategic programs for the future.

FOR THESE REASONS, THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "AGAINST" PROPOSAL NUMBER 4.

PROPOSAL 5: STOCKHOLDER PROPOSAL REGARDING BOARD OVERSIGHT OF SUGAR SUPPLY CHAIN RISKS

The following stockholder proposal will be voted on at the Annual Meeting only if it is properly presented by or on behalf of the stockholder proponent.

Calvert Investment Management, Inc., a registered investment advisor, providing investment advice to the funds sponsored by Calvert Investments, Inc. has notified the Company that it intends to present the following proposal and related supporting statement (which is quoted verbatim below) at the Annual Meeting, on behalf of Calvert VP S&P 500 Index Portfolio and the Calvert Social Index Fund, who own and hold (and have held for at least one year) 3,623 shares of the Company's common stock and 4,707 shares of the Company's common stock, respectively:

WHEREAS:

Corporate impacts on human rights are increasingly understood to be relevant to business success and material to investors seeking assurance that human rights concerns are understood and addressed at the highest level of corporations. The Board of Directors has ultimate oversight of long-term corporate strategy, brand reputation, and the overall welfare of the company, all of which may be affected by human rights issues.

Human rights violations are common in global sugarcane production. In major sugar-producing countries, such as Brazil, Columbia, the Dominican Republic, Mexico, the Philippines, and Thailand, the U.S. Department of Labor has identified evidence of child labor and forced labor contributing to sugar production. According to Oxfam, land tenure risk, which arises where corporate land claims coincide with indigenous claims on the same territory, is a

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prevalent feature of large-scale land acquisitions for the development of agricultural commodities, including sugarcane. Land tenure risk may cause companies to face domestic and international legal disputes, operational disruption, and reputational damage.

Companies in Dr Pepper Snapple Group's industry peer group have demonstrated comprehensive approaches to addressing human rights risks in their commodity supply chains. Recognizing potential human rights violations in the sugar supply chain, both the Coca-Cola Company and PepsiCo Inc. have adopted policies and procedures to evaluate human rights risk and to prevent land grabs. By 2020, Coca-Cola has committed to completing human rights assessments of the top sixteen countries from which it sources sugar.

As a producer of sugar-sweetened flavored soft drinks and non-carbonated beverages, Dr Pepper Snapple Group faces particular risks related to human rights impacts in its sugar supply chain. The company lists cane sugar as an ingredient or possible ingredient in its Dr Pepper, 7UP, A&W, Snapple, and Nantucket Nectars product lines. Unlike key peers, Dr Pepper Snapple Group has not disclosed the countries from which it sources sugar, nor has the company disclosed its efforts to ensure that the sugar in its products is not linked with violations of labor rights and land tenure rights at the farm level. Further, the company has not disclosed its approaches to mitigating the operating and reputational risks across its high-impact commodity supply chains and beyond first-tier suppliers.

RESOLVED:    Shareholders request that the Board of Directors prepare a public report, at reasonable cost and omitting proprietary information, by December 1, 2015, describing how the Board and company management identify, analyze, and oversee human rights risks related to the company's sugar supply chain, how they mitigate these risks, and how they incorporate risk assessment results into company policies and decision-making.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:

We recognize the importance of ethical sourcing and human rights concerns and have adopted an Ethical Sourcing Code of Conduct (which may be found on our website at www.drpeppersnapplegroup.com under the Our Values — Sustainability — Ethical Sourcing — Supplier Code of Conduct captions) and a Human Rights Policy (which may be found at www.drpeppersnapplegroup.com under the Investors — Company and Governance — Human Rights Policy captions). All of our sugar is sourced from suppliers in the United States and each supplier is bound by and has signed our Ethical Sourcing Code of Conduct. We do not specify the countries from which these suppliers may source unrefined sugar. The Board believes this proposal unfairly compares us to companies that have production and distribution operations throughout the world and use sugar in their products in many of the countries in which they operate. We have active production facilities only in the United States and Mexico and the distribution of our products is limited primarily to those countries. Sugar is used only in limited number of our products, with less than 7% of our products using sugar as a sweetener. From a global perspective we use only a very small fraction (less than .02 percent) of the sugar produced in the world. Because we only use a limited amount of the world's sugar production, the Board, while recognizing the importance of human rights issues, does not believe that preparation of a public report and the risk analysis requested in this proposal is an efficient and effective use of corporate funds.

FOR THESE REASONS, THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "AGAINST" PROPOSAL NUMBER 5.

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DIRECTOR'S COMPENSATION

Non-employee directors receive compensation from us for their services on the Board and its committees. Mr. Young, our only executive director, does not receive compensation for his services as a director. In fiscal year 2014, we compensated our non-employee directors as follows: an annual cash retainer of $100,000 and an annual equity award of RSUs with a value of $120,000. In addition, the chairperson of the Audit Committee and the chairperson of the Compensation Committee received an annual equity award of RSUs with a value of $30,000 and $25,000, respectively. All of the RSUs vest three years from the date of grant.

Mr. Sanders, as the Chairman of the Board, was entitled to an annual cash retainer of $100,000. Mr. Sanders also received an annual equity award of RSUs with a value of $220,000, which vests three years from the date of grant. Director compensation paid in fiscal year 2014 was as follows:

Director Compensation in Fiscal Year 2014

NAME	FEES EARNED OR PAID IN CASH ($)(1)	STOCK AWARDS ($)(2)(3)	OPTION AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)	ALL OTHER COMPENSATION ($)	TOTAL ($)

Wayne R. Sanders	100,000	220,000	—	—	—	7,418(7[nc_te,h])	327,418

David E. Alexander	100,000	150,000	—	—	—	—	250,000

M. Anne Szostak	100,000	145,000	—	—	—	—	245,000

John L. Adams	100,000	120,000	—	—	—	—	220,000

Pamela H. Patsley	100,000	120,000	—	—	—	—	220,000

Joyce M. Roché(4)	100,000	120,000	—	—	—	—	220,000

Ronald G. Rogers	100,000	120,000	—	—	—	—	220,000

Dunia A. Shive(5)	25,000	30,000	—	—	—	—	55,000

Jack L. Stahl(6)	75,000	120,000	—	—	—	—	195,000

(1)
The amounts reported in the Fees Earned or Paid in Cash column reflect fees earned in 2014.

(2)
The amounts reported in the Stock Awards column reflect the grant date fair value associated with each respective director's RSUs granted under the Omnibus Stock Incentive Plan of 2009. Even though the RSUs may be forfeited, the amounts reported do not reflect this contingency.
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(3)
The following table shows the aggregate number of outstanding RSUs for each non-employee director as of December 31, 2014. All of these awards vest three years from their respective grant dates.

NAME	RSUs(a)

Wayne R. Sanders	15,781

David E. Alexander	9,799

M. Anne Szostak	10,302

John L. Adams	8,476

Pamela H. Patsley	8,476

Joyce M. Roché	8,476

Ronald G. Rogers	8,476

Dunia A. Shive	425

(a)
The amounts reported in the RSUs column also include dividend equivalent units under the Omnibus Stock Incentive Plan of 2009.
(4)
Ms. Roché elected to defer 25% of her cash compensation under the Non-Employee Director Deferral Plan ("Deferral Plan"), pursuant to which directors may defer cash compensation, which is issued in Company stock upon distribution from the Deferral Plan.

(5)
Ms. Shive joined the Board in the fourth quarter of fiscal year 2014 and received a pro rata retainer and grant of RSUs for the quarter in which she joined the Board.

(6)
Mr. Stahl resigned from the Board in the third quarter of fiscal year 2014. Earnings reflect fees and RSU's prior to his resignation.

(7)
The amount reported in the All Other Compensation column represents the personal use of the corporate aircraft by Mr. Sanders. For SEC purposes, the cost of personal use of a corporate aircraft is calculated based on the aggregate incremental cost to us. We calculated the aggregate incremental cost using estimated variable costs of operating the aircraft. Fixed costs which do not change based on usage, such as pilot salaries, depreciation of aircraft and cost of maintenance, are excluded.

Based on a study performed by Mercer, the total non-employee director compensation approximated our peer group median.

The Board believes that the directors should have a meaningful ownership interest in the Company. Effective November 1, 2015, or, if a director is elected after November 1, 2010, within five years after the date of such election, the Stock Ownership Guidelines require non-executive directors to own shares of the Company's common stock having a value equal to a minimum of three times their respective annual retainer. Though not yet required, all of the directors (other than Ms. Shive who joined the Board in November 2014) met these guidelines as of December 31, 2014.

COMMUNICATIONS WITH THE BOARD

Any interested party may communicate with the Board, the Chairman of the Board (who is the presiding director of executive sessions) or the non-employee directors as a group on a Board-related issue by submitting an e-mail through the Company's website at www.drpeppersnapplegroup.com under the Investors — Contact Us — Contact the Board captions or by sending a written communication to: Corporate Secretary, Dr Pepper Snapple Group, Inc., 5301 Legacy Drive, Plano, Texas 75024. Relevant communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communication. Communications that are unrelated to the duties and responsibilities of the Board will not be forwarded, such as sponsorship requests, licensing requests, annual report requests, business solicitations, advertisements, new product suggestions, brand and product comments and inquiries and job inquiries. Any communication that is screened as described above will be made available to any director upon his or her request.

22	DPS 2015 Proxy Statement

BOARD OF DIRECTORS

SELECTION OF DIRECTORS

Process

The Board is responsible for approving candidates for the Board. As discussed in the section "Corporate Governance — Board Committees and Meetings — Corporate Governance and Nominating Committee" on page 27, the Corporate Governance and Nominating Committee is responsible for administering the director selection process for the identification of candidates for the Board and making director recommendations to the Board. The Corporate Governance and Nominating Committee will also consider nominations by a stockholder made pursuant to the procedures set forth in our By-laws relating to stockholder nominations and as described under "Stockholder Proposals for 2015 Annual Meeting" on page 80.

Qualifications

The Corporate Governance and Nominating Committee seeks director candidates (including any candidate who may be recommended by a stockholder) who have certain personal and professional attributes including:

•
sound personal and professional integrity;

•
an inquiring and independent mind;

•
willingness to devote the required time to carrying out the duties and responsibilities of Board membership;

•
commitment to serve on the Board for several years to develop knowledge about the Company's businesses; and

•
willingness to represent the best interests of all stockholders and observe the fiduciary duties that a director owes to the stockholders.

In addition, a director candidate must have, when considered with the collective experience of other Board members, appropriate qualifications and skills that have been developed through extensive business experience, including the following:

•
practical wisdom and mature judgment;

•
leadership;

•
interpersonal skills;

•
financial acumen;

•
broad training and experience at the policy-making level in business, finance and accounting, government, education or technology; and

•
expertise (including industry expertise) that is useful to the Company and complementary to the background and experience of other Board members, so that an optimal balance of Board members can be achieved and maintained.

Diversity

In accordance with our Corporate Governance Guidelines, diversity of viewpoints, as well as gender and ethnic diversity, are characteristics considered by the Corporate Governance and Nominating Committee in making recommendations for nominations. The Board has not adopted any policy on diversity with respect to our directors, but it seeks a balance of experience among the directors so that the Board as a whole has experience and training from different disciplines (including operations, accounting, finance, risk management, marketing and human resources) and different industries (including the beverage industry, consumer products and finance) which creates the balance sought.

23	DPS 2015 Proxy Statement

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE GUIDELINES

On May 16, 2012, the Board adopted revised Corporate Governance Guidelines. The Corporate Governance Guidelines include, among other things:

•
formation of an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee, each comprised solely of independent directors;

•
a requirement that the Board annually assess the performance of the Chief Executive Officer (references in this Proxy Statement to "the Chief Executive Officer" refer generically to the person holding that title and not to any specific individual);

•
Board stewardship of our Code of Conduct and Insider Trading Policy;

•
assessment of Board and director performance;

•
the power of the Board and each committee to retain outside advisors; and

•
our Categorical Standards of Director Independence.

Our Corporate Governance Guidelines are available on our website at www.drpeppersnapplegroup.com under the Investors — Company and Governance — Corporate Governance Overview captions.

DIRECTOR INDEPENDENCE

In connection with the adoption of the Corporate Governance Guidelines, the Board adopted our Categorical Standards of Director Independence, which are attached as Annex A to our Corporate Governance Guidelines. The Categorical Standards of Director Independence are consistent with the independence standards set forth in Section 303A.02 of the New York Stock Exchange ("NYSE") listing standards. The Board has made an affirmative determination that Mr. Alexander, Mr. Adams, Ms. Patsley, Ms. Roché, Mr. Rogers, Mr. Sanders, Ms. Shive, Mr. Stahl (until the date of his resignation from the Board) and Ms. Szostak are independent and have no material relationship with the Company. In February 2015 the Board considered the slate of nominees for director and determined that each of Mr. Alexander, Mr. Carrillo, Ms. Patsley, Ms. Roché, Mr. Rogers, Mr. Sanders, Ms. Shive, and Ms. Szostak are independent and have no material relationship with the Company.

BOARD COMMITTEES AND MEETINGS

We have five standing committees of the Board — the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee, the Special Award Committee and the Capital Transaction Committee. The charters for each of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee are available on our website at www.drpeppersnapplegroup.com under the Investors — Company and Governance — Committees of the Board captions.

24	DPS 2015 Proxy Statement

CORPORATE GOVERNANCE

Audit Committee

During all of fiscal year 2014 the Audit Committee was comprised of Mr. Alexander (Chairman), Mr. Adams and Ms. Patsley. Each of the directors who has served as an Audit Committee member in 2014 is independent in accordance with applicable laws and regulations and as defined in the current NYSE listing standards. Upon consideration of the attributes of an audit committee financial expert as set forth in SEC regulations, the Board determined that Mr. Alexander, Mr. Adams and Ms. Patsley possess those attributes through their experience, and each was designated as an Audit Committee Financial Expert.

The Audit Committee is responsible for reviewing and approving an audit committee report included as part of the Proxy Statement and assisting the Board's oversight of:

•
the quality and integrity of the Company's financial statements and related disclosure (including the quality, adequacy and effectiveness of our internal controls);

•
the Company's compliance with all legal and regulatory requirements;

•
the independent registered public accountant's performance, qualifications and independence; and

•
the performance of the Company's internal audit function.

The Audit Committee has selected Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2015. On May 14, 2014, the Board approved the restated Audit Committee Charter, a copy of which is available on our website at www.drpeppersnapplegroup.com under the Investors — Company and Governance — Committees of the Board captions. The Report of the Audit Committee for fiscal year 2014 is included in this Proxy Statement on page 76.

Compensation Committee

During all of fiscal year 2014 the Compensation Committee was comprised of Ms. Szostak (Chairperson), Ms. Roché and Mr. Rogers. Each of the directors who served as a member of the Compensation Committee in 2014 is independent as defined in the current NYSE listing standards.

The Compensation Committee is responsible for:

•
setting the compensation of the Chief Executive Officer, after consideration of the Board's evaluation of the performance of the Chief Executive Officer;

•
determining the compensation levels of our other executive officers, after consultation with the Chief Executive Officer;

•
approving and administering our executive compensation program (including overseeing regulatory compliance with Section 162(m) of the United States Internal Revenue Code of 1984, as amended (the "Code"), to maximize deductibility of compensation paid);

•
administering our employee benefit plans, including our equity-based and incentive compensation plans;

•
reviewing and discussing with management our Compensation Discussion and Analysis for inclusion in our proxy statement or annual report, in accordance with applicable regulations; and

•
the appointment, compensation and oversight of work performed by outside advisors to the Compensation Committee.

Information regarding the processes and procedures followed by the Compensation Committee in considering and determining executive compensation is provided under the heading "Compensation Discussion and Analysis."

On May 15, 2013, the Board approved the restated Compensation Committee Charter, a copy of which is available on our website at www.drpeppersnapplegroup.com under the Investors — Company and Governance —

25	DPS 2015 Proxy Statement

CORPORATE GOVERNANCE

Committees of the Board captions. The Report of the Compensation Committee on Executive Compensation for fiscal year 2014 is included in this Proxy Statement on page 60.

The Compensation Committee has the authority to retain compensation consultants and other outside advisors to assist in the evaluation of executive officer compensation. The Compensation Committee annually evaluates the performance of its executive compensation consultant and based on that evaluation has retained Mercer, a wholly-owned subsidiary of Marsh & McLennan Companies, Inc. ("MMC"), to assist the Compensation Committee with its responsibilities related to the Company's 2014 executive officer and board of director compensation programs. For more information on the Compensation Committee's relationship with Mercer, see "Compensation Discussion and Analysis — Role of Compensation Consultant" beginning on page 57. Mercer's fees for executive compensation consulting to the Compensation Committee in fiscal year 2014 were approximately $262,000.

During 2014, the Compensation Committee requested that Mercer:

•
conduct an analysis of compensation for our executive officers, including the Chief Executive Officer, and assess how target compensation aligned with our philosophy and objectives; develop recommendations for the Compensation Committee on the size and structure of long-term incentive awards for the Chief Executive Officer and our executive officers;

•
provide perspectives on the composition of our peer group for 2014-2015;

•
assist the Compensation Committee in the review of incentive plan design, severance programs and related benefit and perquisite programs;

•
perform a review of the Company's compensation programs and related governance provisions and practices to determine if disclosures were required under Item 402 of SEC Regulation S-K — see "Compensation Discussion and Analysis — Compensation Risk Assessment" beginning on page 59.

•
evaluate alignment of executive compensation with our absolute performance and performance in relation to our peer group;

•
assess the Board's compensation;

•
provide the Compensation Committee ongoing advice and counsel on market compensation trends, legislative and regulatory updates and their impact on our executive compensation programs;

•
provide responses to the six factors (the "Regulatory Evaluation") set forth in the rules promulgated by the SEC and in the NYSE listing standards to enable the Committee to assess Mercer's independence and objectivity; and

•
assist in the preparation of the Compensation Discussion and Analysis section of our proxy statement.

During 2014, the Company retained MMC or its affiliates to provide services which were unrelated to executive compensation services. The aggregate fees paid for these other services (principally broker fees) were approximately $575,000, which amount was approximately .0056% of the total consolidated revenues of MMC in 2014. Management decided to retain Mercer to provide these services. The Compensation Committee is aware that the Company in the ordinary course of business uses MMC affiliates for insurance and other related services, but it does not specifically approve those services.

Certain policies and procedures are in place to assure the independence of Mercer and its consultant, including:

•
Mercer's consultant assigned to the Company receives no incentive or other compensation based on the fees charged to the Company for other services provided by Mercer or any of its affiliates;

•
Mercer's Global Business Standards, which were established to prevent actual or perceived conflicts of interest and preserve the integrity of its advice, and address how Mercer manages the executive consulting relationship, demonstrating that Mercer has structured its business to ensure the quality and integrity of its advice;
26	DPS 2015 Proxy Statement

CORPORATE GOVERNANCE

•
Mercer's consultant assigned to the Company (i) has no personal or business relationship with any member of the Compensation Committee, other than to provide executive consulting services, (ii) owns no shares of Company stock, nor do any of his immediate family members own Company stock, and (iii) has no business or personal relationships with any executive officer of the Company other than to provide executive consulting services;

•
none of our executive officers have indicated they have any business or personal relationship with Mercer or the Mercer consultant assigned to the Company;

•
the Compensation Committee has the sole authority to retain and terminate the executive compensation consultant;

•
the Mercer consultant assigned to the Company has direct access to the Compensation Committee without management intervention;

•
the Compensation Committee evaluates the quality and objectivity of the services provided by the consultant each year and determines whether to continue to retain the consultant; and

•
the protocols for the engagement (described below) limit how the consultant may interact with management.

While it is necessary for the Mercer consultant to interact with management to gather information, the Compensation Committee has adopted protocols governing if and when the consultant's advice and recommendations can be shared with management. These protocols are included in the consultant's engagement letter. This approach protects the Compensation Committee's ability to receive objective advice from the consultant so that the Compensation Committee may make independent decisions about executive pay by the Company.

Based on the analysis by Mercer of its independence under the Regulatory Evaluation, the Compensation Committee's review of Mercer's analysis and the policies and procedures set forth above, the Compensation Committee is confident that the advice it receives from the executive compensation consultant is objective and not influenced by Mercer's or its affiliates' relationships with the Company.

Corporate Governance and Nominating Committee

Through July 23, 2014, Mr. Sanders (Chairman), and Mr. Stahl served on the Corporate Governance and Nominating Committee. Mr. Sanders served as the sole member of the Corporate Governance and Nominating Committee from July 23, 2014 to November 18, 2014. Commencing on November 18, 2014, the Corporate Governance and Nominating Committee was comprised of Mr. Sanders (Chairman) and Ms. Shive. Each of the directors who served as a member of the Corporate Governance and Nominating Committee members in 2014 is independent as defined in the current NYSE listing standards. Mr. Sanders has served as the Chairman of the Corporate Governance and Nominating Committee since its formation. The Corporate Governance and Nominating Committee is responsible for:

•
administering the director selection process and the board committee assignments;

•
leading the development of the Company's corporate governance and developing corporate governance guidelines;

•
reviewing issues related to the relationship between the Company and its stockholders;

•
establishing and revising the Company's Code of Conduct;

•
reviewing and overseeing the process regarding succession planning of the Company's Chief Executive Officer and senior management; and

•
monitoring the Company's legislative priorities, political action committee, political activities, corporate sustainability efforts and relevant public policy issues.
27	DPS 2015 Proxy Statement

CORPORATE GOVERNANCE

On May 14, 2014, the Board approved the restated Corporate Governance and Nominating Committee Charter, a copy of which is available on our website at www.drpeppersnapplegroup.com under the Investors — Company and Governance — Committees of the Board captions.

In February 2015, the Corporate Governance and Nominating Committee considered our current directors and other candidates to fill the slate of nominees for election to the Board. Based on an evaluation of the background, skills and areas of expertise represented by the various candidates against the qualifications for directors as set forth in our Corporate Governance Guidelines and as discussed in the section "Board of Directors — Selection of Directors" on page 23. The Corporate Governance and Nominating Committee determined that each of David E. Alexander, Antonio Carrillo, Pamela H. Patsley, Joyce M. Roché, Ronald G. Rogers, Wayne R. Sanders, Dunia A. Shive, M. Anne Szostak and Larry D. Young possess the appropriate skill level, expertise and qualifications and recommended that such individuals be re-elected to the Board as directors.

Special Award Committee

On February 10, 2009, the Board formed a Special Award Committee, with the Chief Executive Officer named as the sole member so long as the Chief Executive Officer is a member of the Board. The Special Award Committee has the authority to make equity awards to employees (other than our executive officers) under our Omnibus Stock Incentive Plan of 2009 in accordance with limitations as may, from time to time, be established by the Compensation Committee. The Compensation Committee has set forth the following limitations for the Special Award Committee: (i) awards may be made to employees, other than our executive officers, (ii) awards may be made to new hires, for retention purposes, promotions, in connection with employee relationship issues, or in the discretion of the Special Award Committee for exceptional performance, (iii) awards are limited to an aggregate of $2 million each calendar year, (iv) awards shall not exceed $100,000 to any one individual and (v) awards must be granted at the closing market price on the effective date of the award. In February 2015, the Compensation Committee amended the limitation set forth in (iv) above to increase the limit to any one individual to $200,000. The Special Award Committee reports to the Compensation Committee at each regularly scheduled meeting on the awards it has made under this limited authority since its last report. For a description of the equity award procedures that apply to the Special Award Committee, see "Compensation Discussion and Analysis — Compensation Governance Policies and Provisions — Equity Award Procedures" on page 58.

Capital Transaction Committee

On November 20, 2009, the Board formed a Capital Transaction Committee, consisting of the Chairman of the Board and the Chief Executive Officer, so long as the Chief Executive Officer is a member of the Board. The Board granted general authority to the Capital Transaction Committee to approve note issuances, commercial paper transactions and interest rate swaps, excluding any transaction which includes the issuance of the Company's common stock or preferred stock or a feature to convert debt to common stock or preferred stock, provided that (i) the aggregate amount of such transactions does not exceed $750 million initial aggregate principal or notional amount in any calendar year and (ii) our debt to Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") ratio immediately prior to a contemplated transaction is at or below 2.25x and the consummation of such transaction will not result in our adjusted debt to EBITDA ratio exceeding 2.25x. From time to time, the Board has granted additional authority to the Capital Transaction Committee to approve certain transactions. The Capital Transaction Committee reports to the Board on the transactions it approves under the authority granted by the Board.

2014 Meetings

During 2014, there were ten (10) meetings of the Board. During 2014, there were eight (8) meetings held by the Audit Committee, along with four (4) executive sessions of the Audit Committee to meet with our independent registered public accounting firm, our chief financial officer, our senior vice president-controller, the vice president of corporate audit and our general counsel (in one executive session); six (6) meetings were held by the Compensation Committee, along with four (4) executive sessions of the Compensation Committee; four

28	DPS 2015 Proxy Statement

CORPORATE GOVERNANCE

(4) meetings held by the Corporate Governance and Nominating Committee and four (4) executive sessions of the Corporate Governance and Nominating Committee; eleven (11) meetings were held by the Special Award Committee; and no meetings were held by the Capital Transaction Committee. Each incumbent director attended at least 75% of the meetings of the Board and the Board committees of which each was a member during his or her respective tenures.

EXECUTIVE SESSIONS AND LEAD INDEPENDENT DIRECTOR

In compliance with the requirements of the NYSE, our Corporate Governance Guidelines require the non-employee directors to meet at least twice annually in regularly scheduled executive sessions. Mr. Sanders, as lead independent director, presides over non-employee director executive sessions. Five (5) executive sessions were held in 2014.

ATTENDANCE AT ANNUAL MEETING

It is our policy that all directors attend the Annual Meeting. We anticipate that all members of the Board will be present at the Annual Meeting. Each director attended the annual meeting of stockholders held on May 15, 2014.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

The Chairman of the Board and the Chief Executive Officer titles are held by different persons. Mr. Sanders, as the Chairman of the Board, is also the lead independent director. Mr. Young is our CEO.

In May 2008, the Company became a stand-alone company as the result of a spin-off by Cadbury, plc ("Cadbury"), which held the Cadbury Schweppes Americas Beverages business group of entities ("CSAB"). At that time, it was decided to separate the Chairman of the Board and the Chief Executive Officer positions. Most important among the considerations was that separation of the Chairman of the Board and the Chief Executive Officer positions allowed our CEO to direct his energy towards operational issues and the Chairman of the Board to focus on governance and other related issues of our new publicly-held company. At this time, the Company believes that separating the Chairman of the Board and the Chief Executive Officer positions enhances the independence of the Board, provides independent business counsel for the Chief Executive Officer and facilitates discussion among Board members.

The Board has overall responsibility for oversight of risk and has delegated to the Audit Committee the responsibility for the risk oversight process and oversight of financial and compliance risks. The Company reports to the Audit Committee at each regularly scheduled meeting on risk management and the activities of the committee that oversees the Company's enterprise and risk management functions. The Audit Committee reports to the Board on its delegated responsibilities regarding risks. The Compensation Committee is responsible for the assessment of risk in the Company's compensation programs and reports to the Board on that assessment (see "Compensation Discussion and Analysis — Compensation Risk Assessment" on page 59).

29	DPS 2015 Proxy Statement

BUSINESS EXPERIENCE OF
EXECUTIVE OFFICERS

Other than Mr. Young, who is a director and whose business experience is summarized under "Proposals — Proposal 1: Election of Directors" beginning on page 11, the following is a summary of the business experience of our executive officers {ages are as of the date of the Annual Meeting}:

  James L. Baldwin, Executive Vice President, General Counsel, age 54, has served as our Executive Vice President, General Counsel and Secretary since the Company's spin-off in May 2008. From July 2003 to May 2008, he served as Executive Vice President and General Counsel of CSAB. From June 2002 to July 2003, he served as Senior Vice President and General Counsel of Dr Pepper/Seven Up, Inc., from August 1998 to June 2002 as General Counsel of Mott's LLP and from March 1997 to August 1998 as Vice President and Assistant General Counsel of Dr Pepper/Seven Up, Inc.

  Rodger L. Collins, President, Packaged Beverages, age 57, has served as our President, Packaged Beverages since February 2009. Prior to that, Mr. Collins served in various executive capacities with us and CSAB, including President of Bottling Group Sales and Finished Goods Sales (September 2008 – February 2009); President of Sales for the Bottling Group (October 2007 – September 2008); Midwest Division President for the Bottling Group (January 2005 – October 2007); and Regional Vice President (October 2001 – December 2004).

  Martin M. Ellen, Executive Vice President, Chief Financial Officer, age 61, joined the Company in April 2010 as our Executive Vice President, Finance and transitioned into the role of Executive Vice President, Chief Financial Officer in May 2010. Prior to joining the Company, Mr. Ellen served as Senior Vice President — Finance and Chief Financial Officer at Snap-on Incorporated since 2002, where he had responsibility for all of the financial operations at this global, publicly-traded company.

  Philip L. Hancock, Executive Vice President, Human Resources, age 46, has served as our Executive Vice President, Human Resources since February 2013. From March 2012 to February 2013, Mr. Hancock served as Senior Vice President, Human Resources, from February 2010 to March 2012 as Senior Vice President, Procurement, from January 2008 to February 2010 as Senior Vice President, Regional Manufacturing and from January 2007 to January 2008 as Vice President of Manufacturing Development. Prior to joining the Company in January 2007, Mr. Hancock was a Senior Associate at McKinsey & Company for approximately two years and served as an officer in the United States Army for approximately 11 years.

  Derry L. Hobson, Executive Vice President, Supply Chain, age 64, has served as our Executive Vice President of Supply Chain since the Company's spin-off in May 2008. From October 2007 to May 2008 Mr. Hobson also served as the Executive Vice President of Supply Chain of CSAB. Mr. Hobson joined CSAB as Senior Vice President of Manufacturing in 2006 through the acquisition of DPSUBG, where he had been Executive Vice President since 1999.

  James J. Johnston, Jr., President, Beverage Concentrates and Latin America Beverages, age 58, has served as our President, Beverage Concentrates and Latin America Beverages since September 2009. Prior to that, Mr. Johnston served in various executive capacities with us and CSAB, including President, Beverage Concentrates (November 2008 – September 2009); President of Concentrate Sales (September 2008 – November 2008); President of Finished Goods and Concentrate Sales (October 2007 – September 2008); Executive Vice President of Sales (January 2005 – October 2007); Executive Vice President of Strategy (December 2003 – January 2005); and Senior Vice President of Licensing (October 1997 – December 2003).

30	DPS 2015 Proxy Statement

BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

  David J. Thomas, Ph.D., Executive Vice President, Research & Development, age 53, has served as our Executive Vice President, Research and Development since December 2010. From the Company's spin-off in May 2008 until December 2010, Dr. Thomas served as our Senior Vice President, Research & Development. From November 2006 to May 2008, Dr. Thomas served as the Senior Vice President, Research & Development for CSAB. Dr. Thomas served as Vice President — Global Product Development for Gerber Products from July 2005 until October 2006. Dr. Thomas holds a Ph.D. Degree in Food Science, with an emphasis in Flavor Biochemistry, from the University of Wisconsin-Madison.

  James R. Trebilcock, Executive Vice President, Marketing, age 57, has served as our Executive Vice President, Marketing since September 2008. From the Company's spin-off in May 2008 to September 2008, Mr. Trebilcock served as our Senior Vice President — Marketing. From February 2003 to May 2008, Mr. Trebilcock served as the Senior Vice President — Consumer Marketing of CSAB. Mr. Trebilcock held various positions in CSAB and its predecessor businesses since July 1987.

31	DPS 2015 Proxy Statement

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL
OWNERS AND
MANAGEMENT

The following table sets forth, as of March 23, 2015, the record date, certain information with respect to the shares of our common stock beneficially owned by (i) stockholders known to us to own more than 5% of the outstanding shares of our common stock, (ii) each of our directors and Named Executive Officers and (iii) all of our executive officers and directors as a group.

NAME	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF COMMON STOCK	PERCENT OF CLASS

BENEFICIAL OWNERS OF MORE THAN 5% OF OUR COMMON STOCK

The Vanguard Group, Inc.(1)	15,907,803	8.18%
100 Vanguard Blvd Malvern, PA 19355

BlackRock Inc.(2)	14,589,912	7.5%
40 East 52nd Street New York, NY 10022

Cedar Rock Capital Limited(3)	12,343,482	6.3%
110 Wigmore Street London W1U 3RW United Kingdom

SECURITY OWNERSHIP OF MANAGEMENT

DIRECTORS:

Wayne R. Sanders	28,735	*

John L. Adams(4)	47,552	*

David E. Alexander(5)	6,953	*

Antonio Carrillo(6)	—	*

Pamela H. Patsley	11,455	*

Joyce M. Roché	8,093	*

Ronald G. Rogers	21,642	*

Dunia A. Shive(6)	—	*

M. Anne Szostak(7)	20,730	*

32	DPS 2015 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

NAME	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF COMMON STOCK	PERCENT OF CLASS

NAMED EXECUTIVE OFFICERS:

Larry D. Young	200,000	*

Martin M. Ellen(8)(9)	205,009	*

Rodger L. Collins(8)	244,513	*

James J. Johnston(8)	129,238	*

Derry L. Hobson	—	*

All other Executive Officers (4 persons)(8)	183,506	*

All Executive Officers and Directors as a Group (17 persons)	1,107,426	*

*
Less than 1%

(1)
Based on a Schedule 13G/A filed by the stockholder with the SEC on February 10, 2015. Such stockholder has indicated that it beneficially owns 15,907,803 shares, has sole voting power with respect to 337,602 shares, has sole dispositive power with respect to 15,582,523 shares and has shared dispositive power with respect to 325,280 shares.

(2)
Based on a Schedule 13G/A filed by the stockholder with the SEC on January 26, 2015. Such stockholder has indicated that it beneficially owns 14,589,912 shares, has sole voting power with respect to 11,170,205 shares and has sole dispositive power with respect to 14,589,912 shares.

(3)
Based on a Schedule 13G/A filed by the stockholder with the SEC on February 17, 2015. Such stockholder has indicated that it beneficially owns, has shared voting power and has shared dispositive power with respect to 12,343,482 shares.

(4)
The shares shown include 5,000 shares held by John L. Adams IRA Rollover and 5,000 shares held by John L. Adams SEP IRA.

(5)
The shares shown are owned by The David and Sandra Alexander Revocable Trust, and Mr. Alexander has a pecuniary interest in the trust.

(6)
Mr. Carillo joined the Board in February 2015 and Ms. Shive joined the Board in November 2014. Neither of them presently own shares of common stock, but each have received RSU awards, which have not vested.

(7)
The 2014 Szostak DR. Pepper GRAT (the "GRAT") owns 14,045 shares and the remaining 6,685 shares are owned by M. Anne Szostak Trust (the "Trust"). Ms. Szostak has a pecuniary interest in the GRAT and the Trust.

(8)
Includes the following shares related to stock options, RSUs and dividend equivalent units with respect to the grants under the Omnibus Stock Incentive Plan of 2009 that, with respect to stock options, the Named Executive Officers and other executive officers have the right to exercise as of March 23, 2015 or will have the right to exercise within 60 days after March 23, 2015 and with respect to RSUs that vest within 60 days after March 23, 2015:

	EXERCISABLE OPTIONS	RSUs	DIVIDEND EQUIVALENT UNITS

Martin M. Ellen	125,948	14,797	2,264

Rodger L. Collins	135,610	—	—

James J. Johnston	41,529	—	—

Other Executive Officers	41,203	5,000	429

(9)
The shares shown are owned by Martin Robin Partners, L.P., and Mr. Ellen has a pecuniary interest in the limited partnership.
33	DPS 2015 Proxy Statement

SECTION 16(a) BENEFICIAL
OWNERSHIP REPORTING
COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors, certain officers and persons who beneficially own more than 10% of our outstanding common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock held by such persons. These persons are also required to furnish us with copies of all forms they file under this regulation. To our knowledge, based solely on a review of the copies of such reports furnished to us and without further inquiry, during 2014 all required forms for our current filing persons were filed on time, except for James Johnston whose original Form 4 filed at the time of our spin-off from Cadbury inadvertently excluded 1,433 shares that were transferred into a separate brokerage account at the time of our spin-off.

34	DPS 2015 Proxy Statement

CODE OF CONDUCT

We are dedicated to earning the trust of our clients and investors and our actions are guided by the principles of honesty, trustworthiness, integrity, dependability and respect. The Board has adopted a Code of Conduct that applies to all employees and directors. Our Code of Conduct is posted on our website at www.drpeppersnapplegroup.com under the Investors — Company and Governance captions. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K or applicable NYSE rules regarding an amendment to, or waiver from, a provision of the Code of Conduct for our senior financial officers, including the Chief Executive Officer, if any, either by posting such information on our website at www.drpeppersnapplegroup.com under the Investors — Company and Governance captions or by filing a Form 8-K.

35	DPS 2015 Proxy Statement

POLITICAL CONTRIBUTIONS

Our Corporate Governance and Nominating Committee has oversight responsibility for our political activities, including our Political Action Committee. Our Political Contributions Policy sets forth basic principles that, together with our Code of Conduct, guide our approach to corporate political contributions. We disclose on our website our approach for political contributions and a summary of direct corporate contributions and those of our Political Action Committee, including contributions to industry associations and federal, state and local parties and candidates. This disclosure is available on our website at www.drpeppersnapplegroup.com under the Investors — Company and Governance — Public Policy — Our Approach captions.

36	DPS 2015 Proxy Statement

COMPENSATION
DISCUSSION AND
ANALYSIS

EXECUTIVE SUMMARY

Program Design

Our executive pay programs are competitive with our peers in the beverage and consumer packaged goods industry. Program design supports our strategy, attracts and retains talent, ensures pay-for-performance alignment and incorporates best practices when appropriate.

Key Compensation Design Features

✓ Significant majority of compensation is at-risk, in the form of an annual incentive (Management Incentive Plan or MIP) and long-term incentive grants of PSUs, RSUs and options

✓ Annual and long-term incentive metrics map directly to our approach for generating stockholder value

✓ Total compensation opportunity is positioned competitively
✓ Incentive plan structure supports the strategy of seeking profitable growth, prudent capital management and returning cash to stockholders
✓ Compensation mix favors long-term incentives (LTI) relative to market norms
✓ Equity awards are used to align the interests of management and stockholders over the long term
✓ Stockholder alignment is further enhanced through our stock ownership guidelines
✓ Incentive plans use a balanced mix of metrics to capture the totality of corporate performance and prevent unbalanced incentives due to too few metrics

For incentive compensation purposes we measure ourselves on the following core drivers of our business, which are directly impacted by our executives.

Metrics	Incentive Plan
• Net Sales and Income from Operations (Core Earnings) à	• Annual Incentive Plan (MIP)

• Net Income (Core Earnings) and Free Cash Flow à	• Performance Share Units (PSUs)

37	DPS 2015 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

2014 WAS A RECORD YEAR

2014 Net Sales, Income from Operations, and Net Income reached their highest point in the last five years. Cash Flow from Operations in 2014 reached new highs since 2010.

Our historical performance relative to these metrics is presented below ($ millions):

Key MIP Metric Components	Key PSU Metric Components

*
Figures presented above are as reported in the Company's Form 10-K for the applicable fiscal year. These metrics as used in our MIP and PSU plans are subject to various adjustments in order to more accurately measure and reward the Company's core performance. Discussions of MIP and PSU performance and payouts on pages 49 and 51, respectively, are based on core, non-GAAP financials. Reconciliation of GAAP to non-GAAP is presented in the Annex to this proxy statement.

(1)
2010 was an atypical year as DPS received one-time payments of approximately $1.6B from Coca-Cola and PepsiCo related to one-time licensing agreements.

RECORD DIVIDENDS PAID IN 2014

Our sustained successful execution enabled us to return profits to stockholders by increasing dividends and repurchasing shares. In 2014, we paid out a record amount in dividends and continued with our robust stock repurchase program. Over the past five years we have paid out over $1.3B in dividends and repurchased $2.8B of stock.

Funds Returned to Stockholders
($ Millions)

*
One-time payments of more than $1.6B from Coca-Cola and PepsiCo in 2010 helped fund additional share repurchases in 2010.
38	DPS 2015 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

RECORD TSR OUTPERFORMANCE IN 2014

Achieving our financial objectives and returning cash to stockholders drove sustained increases in our Total Stockholder Return (TSR), resulting in record outperformance against peers and the S&P 500 since going public.

DPS Total Stockholder Return (TSR)

In addition to the performance results already noted, we're pleased to report the following improvements:

Earnings Per Share (EPS), on a Fully Diluted Basis	Dividends Declared

*
As defined on page 46.
39	DPS 2015 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Key Compensation Policies

The Board and the Compensation Committee have adopted various policies and programs that enhance compensation governance and strengthen stockholder alignment:

INCENTIVE PLAN DESIGN
What We Do	What We Don't Do

✓

Balanced mix of performance metrics resulting in a holistic view of company performance

✓

Challenging MIP performance goals

✓

MIP and PSU programs are designed with the intent to qualify for a 162(m) deduction as performance-based compensation

×

No uncapped incentive plans

×

No purely formulaic bonus plans — Compensation Committee is able to exercise negative discretion with respect to payouts

×

No guaranteed bonuses or discretionary awards made outside of structured incentive plan framework

EQUITY AWARD RELATED PRACTICES
What We Do	What We Don't Do
✓ Multi-year vesting of equity awards ✓ Challenging PSU performance goals	× No option grants below fair market value × No under-water option repricing or exchange permitted without stockholder approval × No dividend equivalents on unearned PSUs

COMPENSATION GOVERNANCE, RISK MITIGATION, AND SEVERANCE
What We Do	What We Don't Do

✓

Stringent insider trading policies, which include anti-hedging provisions

✓

Robust stock ownership guidelines

✓

Incentive compensation clawback policy

✓

Tally sheets reviewed as part of the compensation setting process

✓

Majority of compensation is at-risk and is long-term in nature

✓

Annual corporate and individual performance assessments for all members of the Executive Leadership Team (ELT)

✓

Independent Board Chairman and Compensation Committee composed entirely of outside, independent directors

✓

Compensation Committee uses an independent compensation consultant

×

No active Supplemental Executive Retirement Plans (SERPs)

×

No benchmarking of executive pay to a peer group of mostly larger companies

×

No excessive perquisites

×

No change-in-control (CIC) severance in excess of 3X base and bonus

×

No future excise tax gross-ups beyond the current participants in the CIC severance plan

40	DPS 2015 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Say-on-Pay Vote and 2015 Program Changes

The annual Say-on-Pay vote in the Annual Meeting occurring May 2014 passed with approximately 89% of the votes cast (i.e., votes cast "for" or "against") in favor of the resolution. While the Compensation Committee considers this to be a strong indicator of support for current program design, it did note the decline from the prior year's support of 95%. As a result, the Company contacted certain stockholders in 2014 to solicit feedback. Based on stockholder feedback, the Compensation Committee implemented the following changes to the compensation program for 2015:

  •
  Weighting of PSUs in the LTI program increased by 10% to 50% of total. RSUs were reduced by 10% to 30% of total;

  •
  A relative TSR (rTSR) modifier metric was added to the existing PSU program;

  •
  The Company committed to not providing 280G excise gross-ups on change-in-control benefits to future executives beyond the current six participants; and

  •
  CEO stock ownership guideline was increased to six times salary.
41	DPS 2015 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

2014 INCENTIVE PAYOUTS REFLECT STRONG RESULTS

Incentive payouts reflect the Company's strong performance, with the MIP paying out at 122% to 147.2% of target, and PSUs at 158.7% of target.

Performance Focus of Compensation Programs

The majority of target total compensation in 2014 was at-risk in the form of MIP and long-term incentives (PSUs, RSUs and options). Participants' payouts vary based on MIP and PSU performance relative to goals, as well as our stock price and dividend growth.

Target Compensation Mix and Purpose of Each Element(1)

The table below provides details on 2014 target compensation for our NEOs.

$ 000'S

NAME	TITLE	SALARY	MIP TARGET (%)	TARGET CASH(2)	PSUs	RSUs	OPTIONS	TARGET TOTAL

Larry D. Young	Pres. and CEO	$1,075	150%	$2,688	$2,400	$2,400	$1,200	$8,688

Martin M. Ellen	CFO	571	90%	1,085	571	571	285	2,512

Rodger L. Collins	Pres., Packaged Beverages	574	85%	1,062	540	540	270	2,412

James J. Johnston	Pres., Concentrate Sales	574	85%	1,062	540	540	270	2,412

Derry L. Hobson	EVP, Supply Chain	494	75%	865	360	360	180	1,764

(1)
Percentages don't sum to 100% due to rounding.
(2)
Target cash is the sum of salary and MIP target.
42	DPS 2015 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

THE COMPENSATION PROGRAM

Key components of our executive officer compensation program and each component's role are described below.

PAY ELEMENT		ROLE IN OUR COMPENSATION PROGRAM

Salary		• Attract and retain talent
• Provide liquidity to meet daily living expenses

Bonus (MIP)		• Drive achievement of key business results on an annual basis
• Instill a team mindset by tying a significant percentage of annual cash compensation to common corporate goals

PSUs	Our LTI vehicles, which collectively constitute a majority of total direct compensation, share the following characteristics:

•

Focus participants on measures that drive our stock price over the long-term and that participants can impact — net income, cash flow and prudent capital management

•

Align to our Rapid Continuous Improvement (RCI) philosophy by focusing on continuous growth in net income and cash flow

RSUs	• Align interests of executives to stockholders • Retain key talent • Tie the value ultimately realized to performance	• Retain executives during periods of macro-economic or industry instability • Replicate the stockholder experience through a direct connection between stock price growth and executive's wealth

Options		• Provide a leveraged incentive for driving stock price growth • Allow executives to realize rewards for results achieved over the long-term by utilizing the 10 year option term

Benefits and Perquisites		• Constitute a minor portion of compensation while maximizing executives' focus on company operations

In 2014, the Compensation Committee reviewed our executive compensation program to determine how well pay structure and amounts aligned with our strategic objectives and desired competitive positioning. Overall, the Compensation Committee believes the program remains aligned with our key objectives.

43	DPS 2015 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

LTI Design Evolution

Since going public our compensation program has continuously evolved to reflect a greater focus on achieving performance goals to which management has line-of-sight. This evolution is most evident in the changes in our LTI mix (allocation of LTI grant value by vehicle): in 2015 RSUs will be at 30%, declining from 70% in 2009, and PSUs will increase to 50%, from 23% when introduced in 2011. PSU program design has also been updated for 2015 by adding a relative TSR (rTSR) modifier to the internal Return (iR) metric.

*
2015 disclosure is not required, but shown to better illustrate the continuing shift of LTI program towards PSUs.

Pay-for-Performance Alignment

As illustrated below, our CEO's 2014 compensation (and that of other executive officers) is highly sensitive to performance relative to our MIP and PSU performance goals, as well as stock price.

Performance assumptions used to demonstrate the sensitivity of pay to performance are meant for illustrative purposes only and are listed below:

ASSUMPTIONS	MIP & PSU PAYOUTS	STOCK PRICE

Low Performance	50% of Target	$36.18 (Grant Price–30%)

High Performance	150% of Target	$67.18 (Grant Price + 30%)

44	DPS 2015 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

PERFORMANCE SENSITIVITY OF 2015 COMPENSATION IS INCREASING FURTHER
•	Addition of a relative TSR modifier to the PSU program	•	Increase in PSU share of the LTI program from 40% to 50%

Competitive Pay Positioning

In making 2014 compensation decisions, the Compensation Committee reviewed market data on compensation paid to similarly-situated executives in our peer group during 2013, along with the performance of those peers in comparison to our performance. In determining pay positioning for executive officers, the Compensation Committee takes the following considerations into account:

Factors Driving Competitive Pay Positioning of Executives

Approximate compensation opportunity positioning in 2014 was as follows:

PAY COMPONENT NEO PAY POSITIONING	NEO PAY POSITIONING

Salary	Median

Target Cash (Salary + Bonus Target)	Median

Total Target Direct (Target Cash + LTI)	Designed to approximate market median if performance relative to PSU goals is near market median levels

45	DPS 2015 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

PEER GROUP DEVELOPMENT — COMPENSATION PROGRAM BENCHMARKING

In 2013, our Compensation Committee, with the assistance of Mercer, reviewed potential peers. Peer companies were selected and used to calibrate our executive compensation program for 2014. Our peers are companies operating in similar industries with whom we are most likely to exchange talent at the executive officer level. We used the following criteria to select compensation peers:

Peer Group Filtering Criteria and Rationale

Based on the peer selection methodology outlined above, the Compensation Committee approved the following peer companies ("Compensation Peers") to use as a benchmark in the Compensation Committee's 2014 executive compensation decisions:

Beam Inc.	ConAgra Foods, Inc.	Hormel Foods Corporation

Brown-Forman Corporation	Constellation Brands, Inc.	The J. M. Smucker Company

Campbell Soup Company	Dean Foods Company	Kellogg Company

Chiquita Brands International, Inc.	General Mills, Inc.	McCormick & Company, Incorporated

The Clorox Company	The Hershey Company	Molson Coors Brewing Company

The Hillshire Brands Company

In 2013, when the peers discussed were selected, Mercer advised the Compensation Committee that DPS's revenue and market cap approximated peer medians based on data shown below ($ amounts in millions):

Peer Group Revenue	Peer Group Market Cap

46	DPS 2015 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

BASE SALARY

Salary adjustments are made annually based on individual performance, promotions, changes in responsibilities and market movement. In general, base salary is the smallest component of the overall target compensation package.

Salary increases in recent years have been modest, with the CEO not receiving increases in 2013, 2014 and 2015.

NAME	2012 SALARY	INCREASE	2013 SALARY	INCREASE	2014 SALARY	INCREASE	2015 SALARY

Larry D. Young	$1,075,000	0%	$1,075,000	0%	$1,075,000	0%	$1,075,000

Martin M. Ellen	545,000	2.8%	560,000	2.0%	571,000	2.0%	582,500

Rodger L. Collins	546,300	2.5%	560,000	2.5%	574,000	3.0%	591,000

James J. Johnston	546,300	2.5%	560,000	2.5%	574,000	3.0%	591,000

Derry L. Hobson	475,000	2.0%	484,500	2.0%	494,000	1.5%	501,500

Average Increase		2.0%		1.8%		1.9%

New salaries generally become effective in April of each year. Values shown above reflect new salaries following the April increases.

Salary increases for our NEOs in 2012 through 2015 were made by the Compensation Committee, considering the level of base salary relative to key comparators, and individual performance. As a result of these actions, the salaries for all NEOs are near the median of our peer group.

ANNUAL INCENTIVE

The MIP is our annual cash incentive program designed to reward achievement of pre-established Net Sales and Income from Operations goals.

Plan Metrics: Performance metrics and associated weightings for each NEO are shown below:

METRIC	CEO, CFO, EVP SUPPLY CHAIN	BUSINESS UNIT PRESIDENTS

Consolidated Net Sales	40%	40%

Consolidated Income from Operations	60%	30%

Segment Operating Profit (SOP)	—	30%

47	DPS 2015 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

PERFORMANCE METRICS

WHY NET SALES AND INCOME FROM OPERATIONS?

We believe that Net Sales and Income from Operations are simple, high-level reflections of our goals as a business — grow top line and profits. The 60/40 weighting of profit and revenue objectives for the CEO, CFO, and EVP Supply Chain, creates necessary tension between investing to drive future revenue growth and managing expenses to drive profits in the present. Business Unit Presidents have a different metric mix to drive results and accountability for the business units they oversee.

The moderate bias towards profit weighting recognizes the realities of falling demand within the Carbonated Soft Drinks (CSD) industry while striking an appropriate balance between acting as a motivator and holding participants accountable for growing the top line.

MIP Pay-for-Performance Alignment

NEO performance targets for revenue and income from operations metrics require meaningful, yet achievable "stretch" performance in order to earn a target payout. Over the last three years that the current plan design has been in place, our average MIP payout has been within 10% of target.

MIP — Historical Payouts (Consolidated Metrics) and Pay-for-Performance

*
Payouts relative to target for Business Unit Presidents were similar to the corporate metrics shown above

MIP PAYOUTS — ALIGNMENT TO STOCKHOLDER RETURNS

•
2014 MIP payout at the corporate level ranged from 22% to 47% above target, while relative TSR was in the top quartile of the peer group

•
To date, payouts have been well aligned to stockholder returns

•
Going forward we expect payouts and rTSR to track each other reasonably well over a multi-year period
48	DPS 2015 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

In recent years MIP payouts were driven by mostly below target revenue performance (except for 2014) and above target profits, reflecting the following:

INDUSTRY REVENUE CHALLENGES

Significant revenue headwinds due to unfavorable shifts in consumer behavior and preferences

DPS's challenges in achieving organic revenue growth against these headwinds

High valuations of would-be acquisition targets making it difficult to expand into new product categories and markets without significantly overpaying for these acquisitions

MADE UP FOR THROUGH EXECUTION EXCELLENCE

Efficiency gains driven by our Rapid Continuous Improvement (RCI) initiatives allowed us to meet and exceed profitability targets

Our strong profitability performance partially offset the revenue weakness in the CSD segment

Results for Fiscal Year 2014

In fiscal year 2014 the target financial goal at the corporate level, the fiscal year 2014 results ("Results") (against which the targets are measured as determined by the Compensation Committee) and the payout percentages were as follows (in millions):

METRIC	TARGET (100%)	RESULTS(1)	PAYOUT PERCENTAGE

Net Sales	$6,037	$6,121	113.9%

Income from Operations	$1,154	$1,205	144.4%

Segment Operating Profit (SOP):

Beverage Concentrates and Latin America Beverages	$922	$931	110.3%

Packaged Beverages	$521	$571	194.4%

(1)
The Target amounts and Results reflected in these columns and used to calculate the payout are based on core earnings. Core earnings is defined as results, as reported, adjusted for the unrealized mark-to-market impact of commodity derivatives and certain items that are excluded for comparison to prior year periods. A reconciliation of Income from Operations and SOP, as reported in our Form 10-K filed with the SEC on February 19, 2015, to the results used for the MIP determination is attached to this Proxy Statement as Annex 1.

Refer to the Annex on page A-1 for a Reconciliation of Core Earnings to GAAP financials.

2014 Payout Calculation: The actual awards are calculated based on year-end salary and are shown below:

NAME	2014 YEAR END SALARY	MIP TARGET (%)(1)	MIP TARGET ($)	MIP PAYOUT (%)(2)	MIP PAYOUT ($)

Young	$1,075,000	150%	$1,612,500	132.2%	$2,131,564

Ellen	571,000	90%	513,900	132.2%	679,325

Collins	574,000	85%	487,900	147.2%	718,189

Johnston	574,000	85%	487,900	122.0%	595,043

Hobson	494,000	75%	370,500	132.2%	489,764

(1)
MIP Target % is multiplied times the 2014 Year End Salary to determine MIP Target.
(2)
MIP Payout % is multiplied times the MIP Target to determine MIP Payout.
49	DPS 2015 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

LONG-TERM INCENTIVE AWARDS

WHY THREE LTI VEHICLES?

We use a mix of three different LTI vehicles — PSUs, RSUs, and stock options — to align executive pay outcomes to stockholder returns. Each of the LTI vehicles carries its own unique advantages and our "portfolio" approach to LTI allows us to capture the benefits of each one.

In addition to motivating executives to grow the stock price, using three vehicles creates the necessary tension between the various performance objectives, which are aligned with stockholder interests:

LTI VEHICLE	INCENTIVE OBJECTIVE	EXPLANATION

PSUs	Execute against clearly defined financial objectives	PSU awards require achievement of a combination of net income growth and cash flow yield to secure a payout

PSUs and RSUs	Increase dividend payments	PSUs and RSUs receive (upon vest) accrued dividend equivalents

RSUs	Retention during periods of macro-economic or industry specific distress	RSUs will retain some tangible value even during periods of falling stock prices and low MIP and PSU payouts

RSUs	Avoid value destruction	Participants experience same stock price decline as investors

Stock Options	Take prudent risks to grow the stock price	Leveraged vehicle that magnifies participant's gains when stock price appreciates

2014 LTI Vehicle Details

Our 2014 LTI award details are outlined below. The Compensation Committee believes that these awards to NEOs will focus attention on building stockholder value over the long-term, reinforce the importance of their roles as stewards of the business, and help to retain the executives.

The following provides more detail about the various award programs:

LTI VEHICLES	LTI MIX	BRIEF DESCRIPTION	VESTING AND EXERCISE RESTRICTIONS

PSUs	40%

•

PSU represents an opportunity to receive one share of stock

•

PSUs are credited with dividend equivalents reinvested on dividend payment date

•

Dividend equivalents are paid only on PSU shares that vest based on performance

			• PSUs vest based on achievement against pre-determined performance targets • Performance period is 3 years, with cliff vesting

RSUs	40%	• RSU represents an opportunity to receive one share of stock • RSUs are credited with dividend equivalents reinvested on dividend payment date	• Cliff vesting after 3 years

Stock Options	20%	• Exercise price is equal to the closing market price of our common stock on the grant date • Repricing of outstanding awards is prohibited without stockholder approval	• Pro-rata vesting over 3 years • Option may be exercised up to 10 years from grant

RSUs vest 100% after 3 years, compared to 33% per year for options, in order to better reflect the retention objective of RSUs.

50	DPS 2015 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

PSU Program — Internal Return Measurement Structure and Results

Our Internal Return (iR) performance measure used for the PSU program is summarized below.

2012 PSU Cycle (2012-2014 Fiscal Years)

*
0 and 1 subscripts refer to prior year (0) and current year (1) financials. Net Income is calculated on a core earnings basis. For detailed definitions of the terms used in the Internal Return calculation refer to the Annex on page A-1.

IR YEAR	FY COMPARISON	NET INCOME GROWTH (A)		FREE CASH FLOW YIELD (B)		INTERNAL RETURN (A+B)

iR1	2012 vs. 2011	2.24%		9.42%		11.66%

iR2	2013 vs. 2012	2.64%		7.97%		10.61%

iR3	2014 vs. 2013	11.15%	+	9.62%	=	20.77%

	Average	5.34%		9.00%		14.35%

Internal Return of 14.35% resulted in a payout of 158.67% of target based on the leverage structure shown on page 53.

•
Net Income (NI), Cash Flow from Operations (CFFO) and Capital Expenditures are updated annually during each three year performance cycle.

•
Each three-year PSU performance period has a fixed P/E ratio. The P/E is fixed as of the end of the year immediately preceding the first year of each performance period, but updated for every new annual award.
51	DPS 2015 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

PSU Plan Design Analysis

PLAN DESIGN ASPECT	IMPACT ON PARTICIPANTS' INCENTIVES

Annual resetting of NI in the NI Growth and Free Cash Flow (FCF) Yield denominators	• Requires continuous improvement in the numerator (NI Growth and FCF) to achieve target performance in a rising earnings scenario, which has been the case during the life of this program

Free cash flow yield denominator (NI × P/E) simulates market value of invested capital at cycle start	• Fixing P/E and NI in the year before the performance period starts focuses participants on the variables directly within their control

Embedding continuous improvement requirement in iR performance measurement	• Supports our initiative to quickly increase profitability through efficiency gains

Calculating results based on a three year average	• Ensure that performance during every year of the cycle impacts results

Internal Return as the PSU Metric

WHY INTERNAL RETURN?

Correlation analysis between TSR and various performance metrics demonstrated that over long periods iR has the highest correlation with TSR out of an exhaustive list of metrics.

iR also provides for direct management line-of-sight to the performance being measured — earnings growth, conversion of earnings into cash, and conservative capital management.

At a high-level, the iR formula is a close approximation of our stockholder value creation process:

52	DPS 2015 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Role of Internal Return in Performance Measurement Framework

We believe that corporate performance is too complex to be assessed through a single metric, or type of metric, and requires a holistic view. When evaluating incentive plan design we view the MIP and LTI plans as complementary elements of our total compensation package. In designing our incentive plans we strive to reflect this balanced perspective and have largely achieved that goal.

BALANCED PERFORMANCE MEASUREMENT

Our incentive plan metrics (MIP and PSUs):

•
Draw on all three financial statements (Income, Cash Flow and Balance Sheet)

•
Account for both absolute and relative stock price performance (PSUs, RSUs and Options)

•
Cover interlocking performance periods ranging from 1 year (MIP) to 3 years (PSUs and RSUs), and up to 10 years (option term)

PSU Goal Setting and Leverage Structure

PSU iR goals at threshold, target and maximum were set based on historical performance data collected from peer companies and the S&P 500 over both the relatively recent past (since 2000) and a longer, multi-decade period.

			CORRESPONDING PERFORMANCE LEVEL IN EXTERNAL MARKET
	iR TARGET
PERFORMANCE CONDITION		PAYOUT	PEERS	S&P 500

Threshold	8%	50%	Below Median	Below Median

Target	12%	100%	50th to 60th Percentile	Median

Maximum	16%	200%	65th to 75th Percentile	65th to 75th Percentile

Applying historical data for future periods was judged as reasonable in light of near-term performance expectations since program inception. We will continue to monitor the external environment and adjust goals as appropriate.

Commencing in 2015, relative stock price performance, as measured by rTSR, will be a modifier of PSU Payouts. See discussion in "Compensation Discussion and Analysis—Say-on-Pay Vote and 2015 Program Changes" on page 41.

OUR PSU GOALS ARE CHALLENGING

•
Historical data, on which our goals are based, covered periods of significantly higher GDP growth both in the US and globally relative to current norms, and

•
Above median performance, relative to peer historical norms, is required to earn a target payout
53	DPS 2015 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

PSUs Pay-for-Performance

We have had two PSU payouts: the 2011-2013 cycle, which paid out in early 2014, and the 2012-2014 cycle, which paid out in early 2015. Given the long-term nature of this program and the associated goal setting approach, pay-for-performance alignment can only be adequately judged over time. To date we have observed robust directional alignment between payouts and TSR compared to our peers:

PSU CYCLE	iR PAYOUT (% OF TARGET)	rTSR (DPS vs. COMPENSATION PEERS)

2011-2013	82%	39th %ile

2012-2014	159%	88th %ile

PSUs Earned By NEOs — 2012 to 2014 Cycle

NAME	PSUs GRANTED(1)	PAYOUT (%)	SHARES EARNED

Larry D. Young	37,984	158.67	60,269

Martin M. Ellen	9,182	158.67	14,569

Rodger L. Collins	9,022	158.67	14,315

James J. Johnston	9,022	158.67	14,315

Derry L. Hobson	5,890	158.67	9,345

(1)
Includes dividend equivalent accrued through December 31, 2014 ex-dividend dates.

LTI Program Changes for 2015

In 2015, LTI mix for our NEOs will increase PSU weighting to 50% of LTI (from 40% in 2014), while decreasing RSUs to 30% of LTI (from 40% in 2014). Beginning with the 2015 PSU grant (2015-2017 performance cycle), we are also adding a rTSR modifier to the existing iR design. The modifier will function as follows:

•
If rTSR at the end of the three-year PSU cycle falls between the 25th and 75th percentiles of our peers, participants will receive a payout based solely on iR performance

•
25% rTSR modifier is triggered only for cycles when rTSR is either in the bottom or top quartile of TSR peers
54	DPS 2015 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

WHY rTSR AS A MODIFIER AND NOT A STAND-ALONE METRIC?

•
Ensure that iR remains our core metric with line-of-sight and clear operational goals for participants

•
Reinforce the importance of iR as our core metric by using the iR payout as a starting point for calculating the magnitude of rTSR modification

Role of rTSR Modifier in the PSU Program

We added a rTSR modifier to our PSU program to prevent significant disconnects between PSU payouts and TSR results and to introduce a more balanced performance perspective.

Under our new design the value of PSU payouts to participants will be impacted by the following factors:

55	DPS 2015 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

BENEFITS AND PERQUISITES

Our benefit and perquisites programs are based upon an assessment of competitive market factors and a determination of what is needed to attract and retain high caliber executives. The business rationale for providing these benefits and perquisites is to minimize distractions that can arise from complex financial planning and security needs, travel logistics and health related problems.

Our primary benefits for executive officers include participation in our broad-based retirement and health and welfare plans.

We provide our NEOs with the following executive level benefits and perquisites:

BENEFITS/PERQUISITES	EXPLANATION

Supplemental Savings Plan	The only nonqualified deferred compensation plan sponsored by us for NEOs is the Supplemental Savings Plan (SSP), a non-tax qualified defined contribution plan.

The SSP is for employees who are actively enrolled in the Savings Incentive Plan (SIP) and whose deferrals under the SIP are limited by the Code compensation limitations. Employees may elect to defer up to 75% of their base salary over the compensation limit (established in the Code) to the SSP, and we match 100% of the first 4% of base salary that is contributed by employees. All SSP funds, including company contributions, are immediately fully vested.

Executive Service Allowance	All NEOs receive an annual allowance that can be used to obtain financial planning and tax preparation services and other related benefits. Executives pay tax on this allowance.

Automobile Allowance	The automobile allowance benefit gives eligible executives an opportunity to use their car for both business and personal use in an efficient manner. Executives pay tax on this allowance.

Executive Long-term Disability	Supplemental to our group disability program, the executive long-term disability program provides a benefit of up to 60% of total target compensation, up to a maximum amount of $30,000 per month. Total target compensation equals the sum of base pay and cash incentive compensation.

Annual Physicals	Our NEOs have the opportunity to undergo executive physicals on an annual basis to identify and treat health conditions at an early stage, maximizing the chance of a quick recovery.

Personal Corporate Aircraft Use	For security and efficiency reasons the CEO uses the aircraft for all travel. The NEOs do not use the aircraft for personal travel, unless approved by the CEO.

56	DPS 2015 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

SEVERANCE PROTECTIONS

We have severance protections addressing termination upon a CIC, non-CIC related involuntary termination, death, disability and retirement. Benefits upon these key termination events are summarized below, with detailed descriptions provided in "Historical Executive Compensation Information — Post-Termination Compensation" beginning on page 69.

PURPOSE OF SEVERANCE PROTECTIONS

We believe severance benefits remove potential challenges to maximizing stockholder value by enabling DPS to accomplish the following:

•
Provide a competitive benefit when attempting to recruit executives externally
•
Address a major risk for external candidates considering joining a new employer, particularly one focused on an industry facing significant headwinds
•
Focus executives on the best interests of stockholders, in the event of a change-in-control, despite the pending transaction posing significant career uncertainty

Based on feedback from certain stockholders in 2014, the Company has committed to not expanding CIC excise tax gross-up protections beyond the current six participants.

ROLE OF THE COMPENSATION COMMITTEE

The Compensation Committee oversees our executive compensation program. The Compensation Committee establishes and monitors our overall compensation strategy to ensure that executive compensation supports our business objectives. In carrying out its duties, the Compensation Committee is responsible for setting the compensation of the CEO and all other executive officers. As part of this compensation setting process, the Compensation Committee, with assistance from its executive compensation consultant, reviews the compensation, in total and by element, of similarly-situated executives in our peer group. The Compensation Committee also consults with the other independent directors on the Board before setting annual compensation for our executive officers. The Chairperson of the Compensation Committee regularly reports on committee actions to the Board of Directors.

For a more complete description of the responsibilities of the Compensation Committee, see "Corporate Governance — Board Committees and Meetings — Compensation Committee" beginning on page 25 and the charter for the Compensation Committee posted on our website at www.drpeppersnapplegroup.com under the Investors — Company and Governance captions.

ROLE OF COMPENSATION CONSULTANT

The Compensation Committee has retained Mercer as its outside executive compensation consultant to advise on executive compensation matters. Mercer regularly attends Compensation Committee meetings and reports directly to the Committee on matters relating to compensation for our executive officers, including the CEO (see "Corporate Governance — Board Committees and Meetings — Compensation Committee" beginning on page 25 for a list of Mercer's duties in 2014). As discussed in that section, the Company uses Mercer for other services that are unrelated to executive compensation. If the Company wishes to engage Mercer on a significant project, then management will review the proposed engagement with the Compensation Committee prior to Mercer's engagement by the Company.

ROLE OF COMPANY MANAGEMENT

The CEO develops preliminary compensation recommendations for our executive officers (other than the CEO) and provides these recommendations to the Compensation Committee. Management is responsible for the administration of the compensation programs once Compensation Committee decisions are finalized.

57	DPS 2015 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION GOVERNANCE POLICIES AND PROVISIONS

Equity Award Procedures

We have established equity award procedures to develop a consistent practice for granting equity-based awards. Under these procedures, the Board, with respect to equity awards to non-executive directors, and the Compensation Committee, with respect to employee awards, may grant equity awards at its first regularly-scheduled meeting in each calendar year (or at any special meeting, so long as this special meeting occurs on or before March 2 of each calendar year). The effective date of these equity awards will be March 2 (or if not a NYSE trading day, the first NYSE trading day after March 2). The Compensation Committee may also make equity awards to new hires, employees receiving promotions, employees receiving retention grants and persons becoming employees as a result of an acquisition at any regularly scheduled meeting or at any special meeting called for that purpose.

The Board may also make equity awards to persons who become new directors at any regularly scheduled meeting or at any special meeting called for that purpose. The Special Award Committee may make awards to employees at any time, but the effective date of such awards is the first business day of the next succeeding month after the Special Award Committee selects employees for awards. Awards by the Special Award Committee are also governed by the limitations established by the Compensation Committee. For a more complete description of the authority and limitations of the Special Award Committee, see "Corporate Governance — Board Committees and Meetings — Special Award Committee" on page 28.

Our equity award procedures require that the exercise or grant price of an equity award equal the closing market price of our common stock on the effective date of the award. Our procedures also set forth the procedural and control requirements for granting equity awards.

Executive Stock Ownership Guidelines

In 2010, the Company adopted stock ownership guidelines, as described below. Though not yet required, all of our NEOs met these guidelines as of December 31, 2014.

EXECUTIVE	OWNERSHIP GUIDELINE	TIME TO COMPLY	TYPES OF OWNERSHIP COUNTED TOWARD GUIDELINE

CEO	5X salary	Later of 5 years after	• Shares owned directly

CFO, Business Unit Presidents	4X salary	becoming subject to	• Unvested RSUs

Other EVPs	3X salary	guideline or 10/31/2015

In 2015 the Compensation Committee increased the CEO's stock ownership guideline to six times salary, which he also met as of December 31, 2014. There are varying ownership multiples required for other officers of the Company.

Tally Sheets

The Compensation Committee reviews tally sheets annually, prior to making compensation decisions for the upcoming year. Tally sheets provide a concise summary of the various compensation elements, demonstrate the performance sensitivity of our compensation program, and quantify the value of unvested equity and severance benefits under key termination scenarios.

Insider Trading Policy

Our Insider Trading Policy prohibits employees from trading our securities or securities of any other company when the employee possesses or has knowledge of material information that is not generally known or available to the public about the Company or such other company. Among other provisions, the Insider Trading Policy also prohibits directors, officers and employees from entering into hedge transactions which would normally be entered into if an investor thought the market price for the shares was going to decline.

58	DPS 2015 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Clawback Policy

In 2011, the Compensation Committee approved a Clawback Policy (the "Clawback Policy") in advance of regulations to be promulgated by the NYSE under the Investor Protection and Securities Reform Act of 2010. If necessary, the provisions of the Clawback Policy will be reconsidered when the final regulations are published. The Clawback Policy may be triggered by a financial restatement (other than to comply with changes in applicable accounting principles), or commission of fraud or willful misconduct by an incentive award recipient. If triggered, the policy provides for recovery of incentive compensation paid in excess of the incentive compensation that would have been paid based on the restated financials, or recovery of incentives paid during the period of fraud or willful misconduct. The Company may also seek any additional equitable or legal remedies under facts which give rise to a claim by the Company under the Clawback Policy.

Tax Treatment

Under Section 162(m) of the Code, compensation paid to the CEO and the other three most highly paid executives (excluding the Chief Financial Officer) is deductible only if the compensation is less than $1 million or the compensation is performance based. The applicable performance-based awards granted under the MIP and the Omnibus Stock Incentive Plan of 2009 are designed with the intent to comply with Section 162(m) of the code and be fully tax deductible for us. RSUs granted under the Omnibus Stock Incentive Plan of 2009 that vest solely over time do not qualify as performance based compensation and are subject to the limitations of deductibility under Section 162(m) of the Code. We will continue seeking to realize a tax deduction for all compensation to the full extent allowable under the Code.

COMPENSATION RISK ASSESSMENT

At the request of our Compensation Committee, in 2014 Mercer reviewed the Company's compensation programs and related governance provisions and practices in connection with the preparation of this Proxy Statement to determine if disclosure was required under Item 402(s) of SEC Regulation S-K.

Mercer concluded that DPS compensation programs are aligned to the interests of its stockholders, provide for appropriate pay for performance alignment, contain numerous risk mitigating features and do not promote unnecessary and excessive risk. Based on Mercer's assessment, the Compensation Committee believes that the Company's compensation programs do not provide incentives for excessive risk-taking and, therefore, do not encourage employees to take unreasonable risks relating to the Company's business.

59	DPS 2015 Proxy Statement

REPORT OF
THE COMPENSATION
COMMITTEE ON
EXECUTIVE COMPENSATION

Ms. Szostak (Chairperson), Ms. Roché and Mr. Rogers served on the Compensation Committee. The Compensation Committee oversees our compensation program on behalf of the Board. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement.

In reliance on the review and discussions referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company's Annual Report on Form 10-K for the year ended December 31, 2014 (through incorporation by reference to this Proxy Statement).

Submitted by the Compensation Committee of the Board
M. Anne Szostak, Chairperson Joyce M. Roché Ronald G. Rogers

THE ABOVE REPORT OF THE COMPENSATION COMMITTEE WILL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH OR INCORPORATED BY REFERENCE INTO ANY FILING BY US UNDER THE SECURITIES ACT OF 1933 OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE SUCH REPORT BY REFERENCE.

60	DPS 2015 Proxy Statement

HISTORICAL EXECUTIVE
COMPENSATION
INFORMATION

The executive compensation disclosure contained in this section reflects compensation information for 2014 for our Named Executive Officers.

SUMMARY COMPENSATION TABLE

The following table sets forth information regarding the compensation earned by NEOs in fiscal years 2012, 2013 and 2014.

Summary Compensation Table

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS ($)(1)	OPTION AWARD ($)(2)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(3)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)(4)	ALL OTHER COMPENSATION ($)(5)	TOTAL ($)

Larry D. Young	2014	$1,075,000	$ —	$4,799,935	$1,199,997	$2,131,564	$54,290	$410,395	$9,671,181
President & CEO	2013	1,075,000		4,799,954	1,199,997	1,568,479	21,783	387,356	9,052,569
	2012	1,075,000	—	4,388,958	1,310,997	1,385,461	7,434	368,972	8,536,822

Martin M. Ellen	2014	$568,462	$ —	$1,141,921	$285,499	$679,325	$ —	$117,493	$2,792,700
Chief Financial Officer	2013	556,538		1,119,950	279,997	490,241	—	124,492	2,571,218
	2012	542,693	—	1,061,008	316,940	421,438	—	100,224	2,442,303

Rodger L. Collins	2014	$570,231	$ —	$1,079,905	$269,996	$718,189	$ —	$108,568	$2,746,889
Pres. Packaged Beverages	2013	556,311		1,079,986	269,997	520,173	—	105,955	2,532,422
	2012	542,020	—	1,042,524	311,420	357,275	—	107,873	2,361,112

James J. Johnston	2014	$570,770	$ —	$1,079,905	$269,996	$595,043	$130,933	$172,383	$2,819,030
Pres. Beverage Concentrates &	2013	556,838		1,079,986	269,997	399,412	29,954	174,678	2,510,865
Latin America Beverages	2012	543,831	—	1,042,524	311,420	377,428	31,316	165,710	2,472,229

Derry L. Hobson	2014	$491,808	$ —	$719,902	$179,997	$489,764	$ —	$93,090	$1,974,561
EVP Supply Chain	2013	482,308		679,998	169,996	353,455	—	95,185	1,780,942
	2012	473,386	—	680,626	203,315	285,685	—	98,587	1,741,599

(1)
The amounts reported in the Stock Awards column reflect the grant date fair value associated with awards of RSUs and PSUs to each of the NEOs (amounts do not include any RSUs and PSUs that have been paid as dividend equivalents subsequent to the date of the award). The value of the PSUs awarded is subject to the achievement of certain performance criteria over a three-year performance period (see "Compensation Discussion and Analysis — Long-Term Incentive Awards" beginning on page 50). Even though the awards may be forfeited, the amounts do not reflect this contingency. Assumptions used to calculate these amounts (disregarding forfeiture assumptions) are included in Note 16 "Stock-Based Compensation," to our Consolidated Financial Statements, which are included in our 2014 Form 10-K. For further information on the stock awards granted in fiscal year 2014, see "Historical Executive Compensation Information — Grants of Plan-Based Awards" beginning on page 63.
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HISTORICAL EXECUTIVE COMPENSATION INFORMATION

(2)
The amounts reported in the Option Awards column represent the grant date fair value associated with option grants to each of the NEOs. Even though the awards may be forfeited, the amounts do not reflect this contingency. Assumptions used to calculate these amounts (disregarding forfeiture assumptions) are included in Note 16 "Stock-Based Compensation" to our Consolidated Financial Statements, which are included in our 2014 Form 10-K. For further information on the stock option grants awarded in fiscal year 2014, see "Historical Executive Compensation Information — Grants of Plan-Based Awards" on page 63.

(3)
The amounts reported in the Non-Equity Incentive Plan Compensation column reflect the amounts earned by each NEO under the Company's MIP.

(4)
The amounts reported in the Nonqualified Deferred Compensation Earnings column represent an estimate of the aggregate annual change in the actuarial present value of accumulated benefits under the Personal Pension Account Plan and the Pension Equalization Plan (as applicable), as described in more detail in the "Historical Executive Compensation Information — Pension Benefits" beginning on page 66. The change in the actuarial present value of the accumulated benefits under the plans was determined in accordance with GAAP. Assumptions used to calculate these amounts are included in Note 14 "Employee Benefit Plans" to our Consolidated Financial Statements, which are included in our 2014 Form 10-K.

(5)
Amounts reported in the All Other Compensation column reflect other compensation for each NEO, including, but not limited to, (i) the incremental cost to the Company of all perquisites and other personal benefits, (ii) the amount of any tax reimbursements, (iii) the amounts contributed by the Company to the tax-qualified defined contribution plans and non-tax qualified contribution plans and (iv) the amount of any insurance premiums paid by the Company.

"All Other Compensation" for fiscal year 2014 is summarized as follows:

	AUTOMOBILE ALLOWANCE ($)	SERVICE ALLOWANCE ($)	DISABILITY INCOME PREMIUMS ($)(a)	COMPANY CONTRIBUTIONS ($)(b)	CORPORATE AIRCRAFT ($)(c)	EXECUTIVE PHYSICALS ($)	TOTAL ($)

Mr. Young	35,100	24,000	7,421	275,473	68,401	—	410,395

Mr. Ellen	31,200	20,000	10,460	52,939	227	2,667	117,493

Mr. Collins	28,600	19,000	6,119	50,278	2,047	2,524	108,568

Mr. Johnston	28,600	19,000	5,107	118,865	811	—	172,383

Mr. Hobson	24,700	14,000	8,566	43,258	2,566	—	93,090

(a)
Includes the gross-up for taxes to be paid by the NEO on the premium that was included in the NEO's income.

(b)
The amounts reported in the Company Contributions column represent our matching contributions to the tax-qualified defined contribution plans and non-tax qualified defined contribution plans. The contributions to the tax qualified defined contribution plans for 2014 are as follows: $31,975 for Mr. Young, $18,000 for Mr. Ellen, $18,307 for Mr. Collins, $34,575 for Mr. Johnston and $18,000 for Mr. Hobson. The contributions to the non-tax qualified defined contributions plans for 2014 are as follows: $243,498 for Mr. Young, $34,939 for Mr. Ellen, $31,971 for Mr. Collins, $84,290 for Mr. Johnston, and $25,258 for Mr. Hobson.

(c)
For SEC purposes, the cost of personal use of a corporate aircraft is calculated based on the aggregate incremental cost to us. We calculated the aggregate incremental cost using estimated variable costs of operating the aircraft. Fixed costs which do not change based on usage, such as pilot salaries, depreciation of aircraft and cost of maintenance are excluded.
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HISTORICAL EXECUTIVE COMPENSATION INFORMATION

GRANTS OF PLAN-BASED AWARDS

The following table sets forth information regarding equity plan awards and non-equity incentive plan awards by us to our NEOs in fiscal year 2014. For a discussion of the material terms of these awards, see "Compensation Discussion and Analysis — Long-Term Incentive Awards" beginning on page 50 and "Historical Executive Compensation Information — Summary Compensation Table" beginning on page 61.

Grants of Plan-Based Awards

		ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR	ALL OTHER OPTIONS AWARDS: NUMBER OF SECURITIES UNDERLYING	EXERCISE OR BASE PRICE OF OPTION	GRANT DATE FAIR VALUE OF

NAME	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	UNITS (#)(3)	OPTION (#)(4)	AWARDS ($/SH)(5)	STOCK AND OPTION AWARDS

Larry D. Young		—	$1,612,500	$3,225,000
	3/3/2014							46,439			$2,399,968
	3/3/2014				23,219	46,439	92,878				$2,399,968
	3/3/2014								206,896	$51.68	$1,199,997

Martin M. Ellen		—	$513,900	$1,027,800
	3/3/2014							11,048			$570,961
	3/3/2014				5,524	11,048	22,096				$570,961
	3/3/2014								49,224	$51.68	$285,499

Rodger L. Collins		—	$487,900	$975,800
	3/3/2014							10,448			$539,953
	3/3/2014				5,224	10,448	20,896				$539,953
	3/3/2014								46,551	$51.68	$269,996

James J. Johnston		—	$487,900	$975,800
	3/3/2014							10,448			$539,953
	3/3/2014				5,224	10,448	20,896				$539,953
	3/3/2014								46,551	$51.68	$269,996

Derry L. Hobson		—	$370,500	$741,000
	3/3/2014							6,965			$359,951
	3/3/2014				3,482	6,965	13,930				$359,951
	3/3/2014								31,034	$51.68	$179,997

(1)
The amounts reported in the Estimated Future Payouts Under Non-Equity Incentive Plan Awards column represent the potential payouts of annual cash incentive awards granted to our NEOs in fiscal year 2014 under the MIP subject to the achievement of certain performance measures. The actual amount of the awards made to the NEOs and paid in cash is included in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

(2)
Subject to the achievement of certain performance criteria, represents the potential number of shares that may be issued to the NEO pursuant to the grant of PSU awards made in fiscal year 2014 under the Omnibus Stock Incentive Plan of 2009 (see "Compensation Discussion and Analysis — Long-Term Incentive Awards" beginning on page 50).

(3)
Represents the number of shares subject to RSU awards made in fiscal year 2014 under the Omnibus Stock Incentive Plan of 2009. The RSU awards vest three years from the grant date.

(4)
Represents the number of shares subject to stock option grants made in fiscal year 2014 under the Omnibus Stock Incentive Plan of 2009. All options granted in fiscal year 2014 to NEOs have a term of ten years from the grant date and vest one-third on the first, second and third anniversaries of the grant date, contingent on the NEO continuing his employment with the Company through each date.

(5)
Represents the exercise price for the option awards, which were determined based on the closing market price of a share of our common stock on the date of grant.
63	DPS 2015 Proxy Statement

HISTORICAL EXECUTIVE COMPENSATION INFORMATION

OUTSTANDING EQUITY AWARDS

The following table sets forth information regarding exercisable and unexercisable stock options and vested and unvested equity awards held by each NEO as of December 31, 2014. All such awards relate to shares of our common stock.

Outstanding Equity Awards at Fiscal Year End

	OPTION AWARDS(1)							STOCK AWARDS(2)

NAME	GRANT DATE		NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)(3)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(3)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(4)(#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(4)($)

Larry D. Young	3/2/2012		—	61,985		$37.80	3/2/2022
	3/4/2013		—	115,606		$43.82	3/4/2023
	3/3/2014		—	206,896		$51.68	3/3/2024
	3/2/2012							89,180	$6,392,422
	3/2/2012									37,983	$2,722,621
	3/4/2013							58,126	$4,166,472
	3/4/2013									58,126	$4,166,472
	3/3/2014							47,684	$3,417,989
	3/3/2014									47,684	$3,417,989

Martin M. Ellen	4/1/2010	(5)	—	26,881		$35.48	4/1/2020
	3/2/2011		31,297			$36.42	3/2/2021
	3/2/2012		29,971	14,985		$37.80	3/2/2022
	3/4/2013		13,488	26,974		$43.82	3/4/2023
	3/3/2014		—	49,224		$51.68	3/3/2024
	4/1/2010	(5)						17,061	$1,222,932
	3/2/2012							21,559	$1,545,349
	3/2/2012									9,182	$658,166
	3/4/2013							13,562	$972,124
	3/4/2013									13,562	$972,124
	3/3/2014							11,344	$813,138
	3/3/2014									11,344	$813,138

Rodger L. Collins	3/2/2011		49,908			$36.42	3/2/2021
	3/2/2012		29,449	14,724		$37.80	3/2/2022
	3/4/2013		13,007	26,010		$43.82	3/4/2023
	3/3/2014		—	46,551		$51.68	3/3/2024
	3/2/2012							21,183	$1,518,397
	3/2/2012									9,022	$646,697
	3/4/2013							13,078	$937,431
	3/4/2013									13,078	$937,431
	3/3/2014							10,728	$768,983
	3/3/2014									10,728	$768,983

Footnotes are found at the end of this table, on page 65.

64	DPS 2015 Proxy Statement

HISTORICAL EXECUTIVE COMPENSATION INFORMATION

	OPTION AWARDS(1)						STOCK AWARDS(2)

NAME	GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)(3)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(3)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(4)(#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(4)($)

James J. Johnston	3/2/2012	29,449	14,724		$37.80	3/2/2022
	3/4/2013	13,007	26,010		$43.82	3/4/2023
	3/3/2014	—	46,551		$51.68	3/3/2024
	3/2/2012						21,183	$1,518,397
	3/2/2012								9,022	$646,697
	3/4/2013						13,078	$937,431
	3/4/2013								13,078	$937,431
	3/3/2014						10,728	$768,983
	3/3/2014								10,728	$768,983

Derry L. Hobson	3/2/2012	—	9,613		$37.80	3/2/2022
	3/4/2013	—	16,376		$43.82	3/4/2023
	3/3/2014	—	31,034		$51.68	3/3/2024
	3/2/2012						13,830	$991,334
	3/2/2012								5,890	$422,195
	3/4/2013						8,234	$590,213
	3/4/2013								8,234	$590,213
	3/3/2014						7,151	$512,584
	3/3/2014								7,151	$512,584

(1)
Except as indicated in footnote 5, stock options vest over a period of three years with one-third becoming exercisable on each anniversary of the grant date.

(2)
Except as indicated in footnote 5, RSUs vest on the third anniversary of the award date. Based on the achievement of certain performance measures, PSUs vest at the end of a three-year plan period.

(3)
Share amounts include outstanding RSUs and dividend equivalent units attributable to such RSUs. Market value is determined by multiplying the total number of shares or other rights awarded under an equity incentive plan that have not vested times $71.68, the closing price of a share of our common stock on the NYSE on December 31, 2014.

(4)
Share amounts include outstanding PSUs and dividend equivalent units attributable to such PSUs. Market value is determined by multiplying the total number of shares or other rights awarded under an equity incentive plan that have not vested times $71.68, the closing price of a share of our common stock on the NYSE on December 31, 2014.

(5)
Represent stock options and RSUs (including dividend equivalent units attributable to such RSUs) that were awarded to Mr. Ellen to compensate Mr. Ellen for grants forfeited at his previous employer. The stock options vest over a five-year period with one-fifth becoming exercisable on each anniversary of the grant date. The RSUs vest over a five-year period with one-fifth vesting on each anniversary date of the award.
65	DPS 2015 Proxy Statement

HISTORICAL EXECUTIVE COMPENSATION INFORMATION

OPTIONS EXERCISED AND STOCK VESTED

The following table sets forth information regarding stock options that were exercised by our NEOs and RSU awards made to our NEOs that have vested during fiscal year 2014.

Options Exercised and Stock Vested

	OPTION AWARDS		STOCK AWARDS

NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)(1)	VALUE REALIZED ON VESTING ($)

Larry D. Young	313,790	$5,065,076	124,785	$6,514,480

Martin M. Ellen	129,719	$3,175,406	50,925	$2,684,399

Rodger L. Collins	84,940	$2,405,659	31,449	$1,641,815

James J. Johnston	146,848	$4,749,860	31,449	$1,641,815

Derry L. Hobson	28,389	$364,059	20,012	$1,044,739

(1)
Represents the shares vested on the vesting date. Shares were withheld from issuance to cover taxes.

PENSION BENEFITS

The following table sets forth information regarding pension benefits accrued by each NEO who participates in our defined benefit plans and supplemental contractual arrangements for 2014.

Pension Benefits

NAME	PLAN NAME	NUMBER OF YEARS OF CREDITED SERVICE (#)(1)	PRESENT VALUE OF ACCUMULATED BENEFIT ($)(2)	PAYMENTS DURING LAST FISCAL YEAR ($)

Larry D. Young	Personal Pension Account Plan	2.67	51,141	—
	Pension Equalization Plan	2.67	376,880	—

James J. Johnston	Personal Pension Account Plan	16.09	411,345	—
	Pension Equalization Plan	16.09	503,314	—

(1)
Pay and future service credits were frozen as of December 31, 2008 for our personal pension account plan (the "PPA Plan") and our pension equalization plan (the "PEP"). For further information, see "Historical Executive Compensation Information — Pension Benefits — Personal Pension Account Plan" beginning on page 66 and "Historical Executive Compensation Information — Pension Benefits — Pension Equalization Plan" on page 67. Each of Mr. Young's and Mr. Johnston's years of service with us prior to the date the PPA Plan and the PEP were frozen is the same as the number of years of credited service under each of the PPA Plan and the PEP.

(2)
The actuarial present value of benefits accumulated under the respective plans is calculated in accordance with the assumptions included in Note 14 "Employee Benefit Plans," to our audited Consolidated Financial Statements, which are included in our 2014 Form 10-K. These amounts assume that each NEO retires at age 65. The discount rate used to determine the present value of accumulated benefits is 4.15%. The present values assume no pre-retirement mortality and utilize the RP2014 healthy white collar male and female tables, with generational projection using Scale MP-2014.

Personal Pension Account Plan ("PPA Plan")

NEOs, other than Mr. Ellen, Mr. Collins and Mr. Hobson, are provided with retirement benefits under the PPA Plan, a tax-qualified defined benefit pension plan covering full-time and part-time employees with at least one year of service who were actively employed (other than employees of a predecessor company) as of December 31, 2006. The PPA Plan was closed to employees who were hired after December 31, 2006. Further, as of December 31, 2008, all future pay and service credits to the PPA Plan have been frozen. However, the PPA Plan does provide a minimum annual interest credit on individual account balances of 5%.

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Participants fully vest in their retirement benefits after three years of service or upon attaining age 65. Participants are also eligible for early retirement benefits if they separate from service on or after attaining age 55 with 10 years of service. Participants who leave the Company before they are fully vested in their retirement benefit forfeit their accrued benefit under the PPA Plan.

The Code places limitations on compensation and pension benefits for tax-qualified defined benefit plans such as the PPA Plan. We have established a non-qualified supplemental defined benefit pension program (our Pension Equalization Plan), as discussed below, to restore some of the pension benefits limited by the Code.

Pension Equalization Plan ("PEP")

We sponsor the PEP, an unfunded, non-tax qualified excess defined benefit plan covering key employees who were actively employed as of December 31, 2006 and whose base salary exceeded certain statutory limits imposed by the Code. As with the PPA Plan, the PEP was closed to employees who were hired after December 31, 2006 and as of December 31, 2008, all future pay and service credits to the PEP have been frozen. However, the PEP does provide a minimum annual interest credit on individual account balances of 5%.

The purpose of the PEP is to restore to PEP participants any PPA Plan benefits that are limited by statutory restrictions imposed by the Code that are taken into consideration when determining their PPA Plan benefits. Participants fully vest in their benefits under the PEP after three years of service. Participants who voluntarily resign from service before they are vested in their benefits under the PEP forfeit their unvested accrued benefit. Participants who are terminated without "cause" or resign for "good reason" are entitled to have their unvested accrued benefits under the PEP automatically vested.

In addition, pursuant to the terms of the executive employment agreements, if any NEO is terminated without "cause" or resigns for "good reason" and is not vested in his accrued benefit under the PPA Plan, such NEO will be entitled to have his accrued and unvested benefits under the PPA Plan paid under the PEP. As of December 31, 2009, all NEOs (other than Mr. Ellen, Mr. Collins and Mr. Hobson who do not participate in the PPA Plan) have vested in their accrued benefits under the PPA Plan. Since Mr. Ellen, Mr. Collins and Mr. Hobson are not participants in the PPA Plan, they receive no benefits under the PEP.

DEFERRED COMPENSATION

Savings Incentive Plan

The SIP, a tax-qualified 401(k) defined contribution plan, permits participants to contribute up to 75% of their base salary in the SIP within certain statutory limitations under the Code and we match 100% of the first 4% of base salary, on a per paycheck basis, that is deferred to the SIP by a participant. Employees participating in the SIP are always fully vested in their, as well as our, contributions to the plan. Participants self-direct the investment of their account balances among various mutual funds. In 2014, all of our NEOs participated in the SIP.

Also as part of the SIP, we offer an enhanced defined contribution component (the "EDC") on a tax-qualified basis to the SIP plan account. The EDC provides a contribution equal to 3% of eligible compensation to individual accounts annually. EDC contributions are 100% vested after three years of service with the Company.

Supplemental Savings Plan

The SSP is a nonqualified deferred compensation plan sponsored by the Company for our employees, and is a non-tax qualified defined contribution plan. The SSP is for employees who are actively enrolled in the SIP and whose deferrals under the SIP are limited by Code compensation limitations. Employees may elect to defer up to 75% of their base salary over the Code compensation limit to the SSP, and we match 100% of the first 4% of base salary, on a per paycheck basis, that is contributed by these employees. Employees participating in the SSP are always fully vested in their, as well as our, contributions to the plan. Participants self-direct the investment of their account balances among various mutual funds. In 2014, all of our NEOs participated in the SSP.

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Also as part of the SSP, we offer an enhanced defined contribution component (the "Non-qualified EDC") on a non-tax qualified basis to the SSP plan account. The Non-qualified EDC provides a contribution equal to 3% of eligible compensation over statutory pay limits to individual accounts annually. The Non-qualified EDC contributions are 100% vested after three years of service with the Company or prior affiliates.

The SSP also offers our employees the opportunity to defer up to 100% of their annual bonus. Participants will make yearly elections on payout options of bonus deferrals under the plan. Vesting is immediate and the participant has multiple distribution options available during each annual enrollment period. Participants self-direct the investment of their account balances among various mutual funds.

The SSP is unfunded with respect to the Company's obligation to pay any balances in the SSP. A participant's rights to receive any payment from the SSP shall be no greater than the rights of an unsecured general creditor of the Company.

The following table sets forth information regarding the nonqualified deferred compensation under the SSP for each NEO in fiscal year 2014.

Non-Qualified Deferred Compensation

NAME	EXECUTIVE CONTRIBUTIONS IN LAST FISCAL YEAR ($)(1)	REGISTRANT CONTRIBUTIONS IN LAST FISCAL YEAR ($)(2)	AGGREGATE EARNINGS IN LAST FISCAL YEAR ($)(3)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AT LAST FISCAL YEAR END ($)(4)

Larry D. Young	$1,631,367	$243,498	$651,575	$ —	$7,670,395

Martin M. Ellen	$13,400	$34,939	$17,701	$ —	$163,739

Rodger L. Collins	$290,994	$31,971	$118,087	$ —	$2,024,440

James J. Johnston	$30,358	$84,290	$93,474	$ —	$838,373

Derry L. Hobson	$274,109	$25,258	$797	$ —	$1,710,123

(1)
Aggregate amount of contributions made by our NEOs to the SSP in fiscal year 2014.

(2)
Aggregate amount of the Company's contributions to the NEOs' accounts under the SSP in fiscal year 2014. The amounts reported in this column are included in executive compensation of the NEO reported in the Summary Compensation Table.

(3)
Aggregate amount of earnings credited to the NEOs' accounts under the SSP in fiscal year 2014. The amounts reported in this column are not included in executive compensation of the NEO reported in the Summary Compensation Table.

(4)
The amounts in this column that were reported as executive compensation in the Summary Compensation Table for fiscal years prior to (and not including) 2014 were as follows: $929,718 for Mr. Young; $63,486 for Mr. Ellen; $339,098 for Mr. Collins; $157,688 for Mr. Johnston; and $115,045 for Mr. Hobson. Mr. Ellen and Mr. Hobson were not NEOs in certain of those prior years and the amounts reflected in this footnote do not reflect any executive compensation that would have been included in the Summary Compensation Table if they had been an NEO in those prior years in which they were not an NEO.

Not included in the table above are the Non-qualified EDC Contributions funded on or about January 30, 2015, which are as follows:

Larry D. Young	$250,265

Martin M. Ellen	$23,961

Rodger L. Collins	$24,912

James J. Johnston	$74,569

Derry L. Hobson	$17,558

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POST-TERMINATION COMPENSATION

Executive Employment Agreements

Mr. Young and Mr. Hobson have executive employment agreements with us, which have been amended from time to time. Each of the executive employment agreements was entered into in October 2007 and has a term of 10 years. Each agreement includes non-competition and non-solicitation provisions, which provide that the executive will not, for a period of one year after termination of employment, (i) become engaged with companies that are in competition with us, including, but not limited to, a predetermined list of companies or (ii) solicit or attempt to entice away any of our employees or customers.

The executive employment agreements of Mr. Young and Mr. Hobson each provide that severance payments occur and salary and benefits continue if termination of employment occurs without "cause" or if the executive leaves for "good reason." Under the executive employment agreements:

  (A)
  "cause" is defined as termination of the executive's employment for his:

  •
  willful failure to substantially perform his duties,

  •
  breach of a duty of loyalty toward the Company,

  •
  commission of an act of dishonesty toward the Company, theft of our corporate property, or usurpation of our corporate opportunities,

  •
  unethical business conduct including any violation of law connected with the executive's employment, or

  •
  conviction of any felony involving dishonest or immoral conduct; and

  (B)
  "good reason" is defined as a resignation by the executive for any of the following reasons:

  •
  our failure to perform any of our material obligations under the employment agreement,

  •
  a relocation by us of the executive's principal place of employment to a site outside a 50 mile radius of the current site of the principal place of employment, or

  •
  the failure by a successor acquirer to assume the employment agreement.

In the event we terminate Mr. Young's employment "without cause" or he resigns for "good reason" during the employment term, he is entitled to the equivalent of 6.25 times his annual base salary made up as follows:

  (1)
  continuation payments for up to 15 months equal to his annual base salary and 125% of his target award under the MIP (subject to mitigation for new employment);

  (2)
  a lump sum salary payment equal to 15 months of his annual base salary; and

  (3)
  a lump sum cash payment equal to 125% of his target award under the MIP.

In addition, Mr. Young will receive a lump sum cash payment equal to his MIP payment, pro-rated through the employment termination date and based on the actual performance targets achieved for the year in which such termination of employment occurred and payable when such awards are paid under the plan to all employees.

Mr. Young will continue to receive medical, dental and vision benefits until other employment is obtained, but not to exceed the continuation payment period. Mr. Young will also be entitled to receive outplacement services and certain payments under the qualified and non-qualified pension plans. See discussion of pension benefits to be paid under the PPA Plan under "Historical Executive Compensation Information — Pension Benefits — Personal Pension Account Plan" beginning on page 66 and the PEP under "Historical Executive Compensation Information — Pension Benefits — Pension Equalization Plan" on page 67.

In the event we terminate Mr. Hobson's employment "without cause" or he resigns for "good reason" during the employment term, he is entitled to the equivalent of 2.625 times base salary made up as follows:

  (1)
  continuation payments for up to nine months equal to his annual base salary and 75% of his target award under the MIP (subject to mitigation for new employment);

  (2)
  a lump sum salary payment equal to nine months of his annual base salary; and

  (3)
  a lump sum cash payment equal to 75% of his target award under the MIP.
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In addition, Mr. Hobson will receive a lump sum cash payment equal to his MIP payment, pro-rated through the employment termination date and based on the actual performance targets achieved for the year in which such termination of employment occurred and payable when such awards are paid under the plan to all employees.

Mr. Hobson will continue to receive medical, dental and vision benefits until other employment is obtained, but not to exceed the continuation payment period. Mr. Hobson will also be entitled to receive outplacement services and certain payments under the qualified and non-qualified plans.

Letters of Understanding

The executive employment agreements with Mr. Young and Mr. Hobson were entered into prior to our spin-off from Cadbury. Since becoming an independent company, we have not entered into any new executive employment agreements. When we hire a new executive or a current executive is promoted, the executive will receive an offer letter which we refer to as a "letter of understanding." Mr. Ellen received a letter of understanding outlining the conditions of his employment with us in 2010. When Mr. Collins and Mr. Johnston received promotions in 2008, each received a letter of understanding, which replaced his executive employment agreement with us. The letters of understanding have no term.

In the event Mr. Ellen's, Mr. Collins' or Mr. Johnston's employment is involuntarily terminated, each is entitled to receive severance benefits under our Severance Pay Plan for Salaried Employees ("Severance Pay Plan"), which benefits include:

  (1)
  Mr. Ellen will receive a lump sum severance payment equal to 4.0 times his annual base salary, while Mr. Collins and Mr. Johnston will receive a lump sum severance payment equal to 3.5 times their annual base salary; and

  (2)
  a lump sum cash payment equal to their MIP payment, pro-rated through the employment termination date and based on the actual performance targets achieved for the year in which such termination of employment occurred and payable when such awards are paid under the plan to all employees.

Under the Severance Pay Plan, Mr. Johnston is entitled to outplacement services and certain payments under the qualified and non-qualified savings plans and pension plans. See discussion of pension benefits to be paid under the PPA Plan under "Historical Executive Compensation Information — Pension Benefits — Personal Pension Account Plan" beginning on page 66 and the PEP under "Historical Executive Compensation Information — Pension Benefits — Pension Equalization Plan" on page 67.

Under the Severance Pay Plan, each of Mr. Ellen and Mr. Collins is entitled to outplacement services and certain payments under the qualified and non-qualified savings plans.

Neither Mr. Ellen, Mr. Collins nor Mr. Johnston would be eligible for severance under the Severance Pay Plan, if he were terminated (i) for cause, (ii) because of inadequate or unsatisfactory performance, (iii) as the result of misconduct (including mismanagement of a position of employment by action or inaction, neglect that jeopardizes the life or property of another, intentional wrongdoing or malfeasance, intentional violation of a law, or violation of a policy or rule adopted to ensure the orderly work and the safety of employees), (iv) for gross neglect in job performance or (v) because his position is eliminated and he refuses to accept another position, with generally comparable base salary and incentive compensation, that is located no more than 50 miles from his former office, or it does not cause a significant detrimental impact to the executives that commute. (These items are hereinafter referred to as "Disqualifying Conditions.")

Mr. Ellen, Mr. Collins and Mr. Johnston have each signed a non-compete agreement, which provides each will not, for a period of one year after termination of employment, (i) become engaged with companies that are in competition with us, including, but not limited to, a predetermined list of companies or (ii) solicit or attempt to entice away any of our employees or customers.

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Omnibus Stock Incentive Plan of 2009

The Omnibus Stock Incentive Plan of 2009, and the associated award agreements governing the terms of RSU, PSU and option awards issued under the plan, contain provisions specifying the treatment of unvested awards upon an eligible retirement event. Retirement eligibility is defined as age 65, or age 55 with 10 years of service with the Company. As of December 31, 2014 Messrs. Collins, Johnston and Hobson satisfied the retirement eligibility criteria. Award agreements provide that upon a retirement, eligible participants' unvested awards will be accelerated on a pro-rata basis, determined based on the number of days employed during the vesting period. Awards granted within six months of the retirement event are forfeited.

Per the terms of the award agreements, retirement eligible participants may also choose to provide the Company with a "One Year Irrevocable Notice of Retirement", in which case unvested equity awards would continue to vest per the original vesting schedule. PSUs would be paid out based on the original vesting schedule and actual performance relative to targets. Participants electing this option would not receive regular cycle equity awards during the one year notice period.

Change in Control

The Compensation Committee approved the Change in Control Severance Plan (the "CIC Plan") in February 2009. The CIC Plan generally provides that a payment will be made to a plan participant if there is a change in control of the Company and, within two years after the change in control, the participant's employment is terminated or the participant voluntarily terminates his employment under certain adverse circumstances, including a significant adverse change in responsibilities of his position. At the time the CIC Plan was approved, the Compensation Committee approved the inclusion of six executive officers in the CIC Plan, including four of the NEOs. When Mr. Ellen became Chief Financial Officer in 2010 he was added to the CIC Plan (and the then retiring chief financial officer was removed). Consequently, each of the NEO's is a participant in the CIC Plan. The levels of payments and benefits available upon termination were set as follows:

  (a)
  Mr. Young, as our CEO, is entitled to a payment equal to 3.0 times the sum of his base salary, plus his target annual bonus (MIP);

  (b)
  Mr. Ellen, as Chief Financial Officer, is entitled to a payment equal to 2.75 times the sum of his base salary, plus his target annual bonus (MIP);

  (c)
  Mr. Collins and Mr. Johnston would each be entitled to a payment equal to 2.5 times the sum of their respective base salary, plus their respective target annual bonus (MIP); and

  (d)
  Mr. Hobson would be entitled to a payment equal to 2.0 times the sum of his base salary, plus his target annual bonus (MIP).

CIC Plan participants, whose parachute payments, as defined under IRC §280G, exceed the excise tax threshold by 10% or less, will have their benefits reduced to eliminate imposition of the tax under the terms of our CIC Plan. CIC Plan participants, whose parachute payments exceed the excise tax threshold by more than 10%, will receive an excise tax gross-up payment under the terms of our CIC Plan.

In addition, plan participants also receive other benefits, including payment of their MIP at target prorated to the date of termination, benefit continuation for the number of years equal to their payment multiplier, payment of unvested and vested qualified and non-qualified pension benefits and outplacement services.

The Compensation Committee did not include any additional officers in the CIC Plan in 2014 and will not provide excise tax gross-ups to future participants in the CIC Plan.

Tables of Potential Payments and Assumptions

The following tables below outline the potential payments to Mr. Young, Mr. Ellen, Mr. Collins, Mr. Johnston and Mr. Hobson upon the occurrence of various termination events, including "termination without cause" or "for good reason" or "termination due to death or disability" or "retirement" or "retirement with one year notice." Also, the

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table reflects potential payments related to change-in-control and subsequent qualified termination within a specified window. The following assumptions apply with respect to the tables below and any termination of employment of an NEO:

•
the tables include estimates of amounts that would have been paid to: (i) Mr. Young and Mr. Hobson assuming a termination event occurred on December 31, 2014 and (ii) Mr. Ellen, Mr. Collins and Mr. Johnston in the event their employment is terminated involuntarily without Disqualifying Conditions on December 31, 2014. The employment of these NEOs did not actually terminate on December 31, 2014, and as a result, the NEOs did not receive any of the amounts shown in the tables below. The actual amounts to be paid to a NEO in connection with a termination event can only be determined at the time of such termination event;

•
the tables assume that the price of a share of our common stock is $71.68 per share, the closing market price per share on the NYSE on December 31, 2014;

•
each NEO is entitled to receive amounts earned during the term of his employment regardless of the manner of termination. These amounts include accrued base salary, accrued vacation time and other employee benefits to which the NEO was entitled on the date of termination, and are not shown in the tables below;

•
retirement with one year notice scenario is not shown in the table. Under this termination event payments received would be equal to the value of the "Accelerated Equity Payments" upon a CIC related termination;

•
for purposes of the tables below, the specific definitions of "cause" and "good reason" are defined in the executive employment agreements for Messrs. Young and Hobson and are described in the section entitled "Historical Executive Compensation Information — Post-Termination Compensation — Executive Employment Agreements" beginning on page 69;

•
to receive the benefits under the executive employment agreements, Mr. Young and Mr. Hobson are each respectively required to provide a general release of claims against us and our affiliates. The benefits are also subject to mitigation for new employment. In addition, Mr. Young or Mr. Hobson will not receive severance payments under both their executive employment agreement and the Severance Pay Plan; and

•
the tables are as of December 31, 2014.

NAME	COMPENSATION ELEMENT	RETIREMENT	DEATH		DISABILITY		TERMINATION WITHOUT CAUSE OR FOR GOOD REASON		TERMINATION WITHOUT CAUSE OR FOR GOOD REASON FOLLOWING CIC

Larry D. Young	Continuation Payments	$ —	$ —		$ —		$3,359,375	(1)	$ —
	Lump Sum Cash Payments	—	—		—		1,343,750	(2)	8,062,500	(3)
	Lump Sum Target Award MIP Payment	—	—		—		2,015,625	(4)	—
	Lump Sum 2014 MIP Payment	—	1,612,500	(5)	1,612,500	(5)	2,131,564	(5)	1,612,500
	Medical, Dental and Vision Benefits Continuation	—	—		—		13,128	(6)	31,506
	Outplacement Services	—	—		—		43,600		43,600
	Accelerated Equity Payments:
	RSUs(7)	—	13,976,883		9,516,869		9,516,869		13,976,883
	PSUs(8)	—	8,232,672		8,232,672		8,232,672		19,489,007
	Stock Options(9)	—	9,458,755		4,226,517		4,226,517		9,458,755
	Benefit Reduction To Eliminate Excise Tax Imposition								(247,307)	(10)

	TOTAL	$ —	$33,280,810		$23,588,558		$30,883,100		$52,427,444

*
Footnotes are found at the end of this table, on page 74.
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NAME	COMPENSATION ELEMENT	RETIREMENT	DEATH		DISABILITY		TERMINATION WITHOUT CAUSE OR FOR GOOD REASON		TERMINATION WITHOUT CAUSE OR FOR GOOD REASON FOLLOWING CIC

Martin M. Ellen	Lump Sum Cash Payments	—	—		—		2,284,000	(2)	2,983,475	(3)
	Lump Sum Target Award MIP Payment	—	—		—		—
	Lump Sum 2014 MIP Payment	—	513,900	(5)	513,900	(5)	679,325	(5)	513,900
	Medical, Dental and Vision Benefits Continuation	—	—		—		—		27,759
	Outplacement Services	—	—		—		7,250		7,250
	Accelerated Equity Payments:
	RSUs(7)	—	4,553,544		3,437,660		3,437,660		4,553,544
	PSUs(8)	—	1,962,424		1,962,424		1,962,424		4,614,859
	Stock Options(9)	—	3,216,760		1,736,755		1,736,755		3,216,760
	CIC Excise Tax Gross-up								2,802,870	(10)

	TOTAL	$ —	$10,246,628		$7,650,739		$10,107,414		$18,720,417

NAME	COMPENSATION ELEMENT	RETIREMENT	DEATH		DISABILITY		TERMINATION WITHOUT CAUSE OR FOR GOOD REASON		TERMINATION WITHOUT CAUSE OR FOR GOOD REASON FOLLOWING CIC

Rodger L. Collins	Lump Sum Cash Payments	—	—		—		2,009,000	(2)	2,654,750	(3)
	Lump Sum Target Award MIP Payment	—	—		—		—		—
	Lump Sum 2014 MIP Payment	—	487,900	(5)	487,900	(5)	718,189	(5)	487,900
	Medical, Dental and Vision Benefits Continuation	—	—		—		—		26,255
	Outplacement Services	—	—		—		7,250		7,250
	Accelerated Equity Payments:
	RSUs(7)	$2,216,902	3,224,812		2,216,902		2,216,902		3,224,812
	PSUs(8)	$1,906,442	1,906,442		1,906,442		1,906,442		4,438,976
	Stock Options(9)	$972,863	2,154,508		972,863		972,863		2,154,508
	CIC Excise Tax Gross-up								2,360,202(10)

	TOTAL	$5,096,207	$7,773,662		$5,584,107		$7,830,646		$15,354,653

NAME	COMPENSATION ELEMENT	RETIREMENT	DEATH		DISABILITY		TERMINATION WITHOUT CAUSE OR FOR GOOD REASON		TERMINATION WITHOUT CAUSE OR FOR GOOD REASON FOLLOWING CIC

James J. Johnson	Lump Sum Cash Payments	—	—		—		2,009,000	(2)	2,654,750	(3)
	Lump Sum Target Award MIP Payment	—	—		—		—		—
	Lump Sum 2014 MIP Payment	—	487,900	(5)	487,900	(5)	595,043	(5)	487,900
	Medical, Dental and Vision Benefits Continuation	—	—		—		—		36,828
	Outplacement Services	—	—		—		7,250		7,250
	Accelerated Equity Payments:
	RSUs(7)	$2,216,902	3,224,812		2,216,902		2,216,902		3,224,812
	PSUs(8)	$1,906,442	1,906,442		1,906,442		1,906,442		4,438,976
	Stock Options(9)	$972,863	2,154,508		972,863		972,863		2,154,508

	TOTAL	$5,096,207	$7,773,662		$5,584,107		$7,707,500		$13,005,024

*
Footnotes are found at the end of this table, on page 74.
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NAME	COMPENSATION ELEMENT	RETIREMENT	DEATH		DISABILITY		TERMINATION WITHOUT CAUSE OR FOR GOOD REASON		TERMINATION WITHOUT CAUSE OR FOR GOOD REASON FOLLOWING CIC

Derry L. Hobson	Continuation Payments	$ —	$ —		$ —		$648,375	(1)	$ —
	Lump Sum Cash Payments	—	—		—		370,500	(2)	1,729,000	(3)
	Lump Sum Target Award MIP Payment	—	—		—		277,875	(4)	—
	Lump Sum 2014 MIP Payment	—	370,500	(5)	370,500	(5)	489,764	(5)	370,500
	Medical, Dental and Vision Benefits Continuation	—	—		—		7,877	(6)	21,004
	Outplacement Services	—	—		—		9,950		9,950
	Accelerated Equity Payments:
	RSUs(7)	$1,437,008	2,094,131		1,437,008		1,437,008		2,094,131
	PSUs(8)	$1,233,586	1,233,586		1,233,586		1,233,586		2,875,491
	Stock Options(9)	$631,730	1,402,604		631,730		631,730		1,402,604

	TOTAL	$3,302,324	$5,100,821		$3,672,824		$5,106,665		$8,502,680

(1)
The amounts shown represent salary continuation for Mr. Young in an amount equal to (a) 15 months of his annual base salary and (b) 125% of his target award under the MIP; and for Mr. Hobson in an amount equal to (x) 9 months of his of annual base salary and (y) 75% of his target award under the MIP, in each case, according to the terms of their respective executive employment agreements.

(2)
The amounts shown represent lump sum cash payments equal (a) 15 months of his annual base salary for Mr. Young and 9 months of his annual base salary for Mr. Hobson under their executive employment agreements and (b) 400%, 350% and 350% of the annual base salary for each of Mr. Ellen, Mr. Collins and Mr. Johnston, respectively, under the Company's Severance Pay Plan.

(3)
The amounts shown represent the lump sum cash payments equal to (i) 300%, 275%, 250%, 250% and 200% of the sum of the annual base salary and target award under the MIP for Mr. Young, Mr. Ellen, Mr. Collins, Mr. Johnston, and Mr. Hobson, respectively.

(4)
The amounts shown represent lump sum payments under the MIP equal to 125% of the target award for Mr. Young, and 75% of the target award for Mr. Hobson under their respective executive employment agreements.

(5)
The amounts shown under the "Death" and "Disability" columns represent each NEO's target award under the MIP, pro-rated through the assumed employment termination date. The amounts shown under the "Termination Without Cause or for Good Reason" column represents lump sum cash payments equal to each NEO's 2014 MIP payment, pro-rated through the assumed employment termination date and based on the actual performance targets achieved for the year in which such assumed termination of employment occurred. The amounts are paid to Messrs. Young and Hobson under their executive employment agreements and to Messrs. Ellen, Collins and Johnston under the Company's Severance Pay Plan.

(6)
The amounts shown represent the combined cash value of benefits continuation over the salary continuation period under the executive employment agreements of Mr. Young and Mr. Hobson.

(7)
The amounts shown represent the value of unvested RSU awards and dividend equivalent units under the Omnibus Stock Incentive Plan of 2009 that vest under the occurrence of the specific event.

(8)
The amounts shown represent the value of unvested PSU awards and dividend equivalent units under the Omnibus Stock Incentive Plan of 2009 that vest under the occurrence of the specific event. The PSU awards are paid out in full (no pro-ration) upon termination without cause or for good reason following CIC and death. Upon termination without cause or for good reason (non-CIC related), disability, and retirement (only Messrs. Collins, Johnston, Hobson satisfied the retirement eligibility criteria of 55 years of age and 10 years of service, or 65 years of age) unvested PSUs are pro-rated for the length of service during the three year performance cycle. Performance assumption for the 2012-2014 PSU cycle was actual performance through cycle end for all termination scenarios. 2013-2015 and 2014-2016 PSU cycle performance assumptions were actual performance through CIC date upon termination without cause or for good reason following CIC, all other termination scenarios assumed target performance for these PSU cycles.

(9)
The amounts shown represent the value of the unvested stock options under the Omnibus Stock Incentive Plan of 2009 that vest under the occurrence of the specific event.

(10)
Participants whose parachute payments, as defined under IRC §280G, exceed the excise tax threshold by 10% or less, have their benefits reduced to eliminate imposition of the tax under the terms of our CIC Plan. Participants whose parachute payments exceed the excise tax threshold by more than 10% receive an excise tax gross-up payment under the terms of our CIC Plan. Under the assumption outlined above, Mr. Young would have his CIC benefits reduced to eliminated the excise tax, Messrs. Ellen and Collins would receive an excise tax gross-up, and Messrs. Johnston and Hobson did not trigger an excise tax.
74	DPS 2015 Proxy Statement

SECURITIES AUTHORIZED
FOR ISSUANCE UNDER
EQUITY COMPENSATION
PLANS

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table summarizes certain information related to our equity award plans as of December 31, 2014.

Equity Compensation Plan Information

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN INITIAL COLUMN)(2)

Equity Compensation Plans approved by stockholders — Omnibus Stock Incentive Plan of 2009(1)	4,030,051	$17.18	12,242,668

Note: The Company has no Equity Compensation Plans not approved by stockholders.

(1)
Net of cancellations, 3,956,527 RSUs, 444,281 PSUs and 3,356,523 stock options that have been granted under the Omnibus Stock Incentive Plan of 2009. The stock options have a weighted average exercise price of $45.27 and weighted average remaining contractual term of 8.20 years.

(2)
Represents awards authorized for future grants under the Omnibus Stock Incentive Plan of 2009.
75	DPS 2015 Proxy Statement

REPORT OF THE AUDIT
COMMITTEE

During all of fiscal year 2014, the Audit Committee was comprised of Mr. Alexander (Chairman), Mr. Adams and Ms. Patsley. All of such Audit Committee members are independent as defined in the current NYSE listing standards and the applicable rules of the Exchange Act. Each of Mr. Alexander, Mr. Adams and Ms. Patsley meet the definition of "audit committee financial expert" as defined in SEC Regulation S-K.

The Audit Committee charter, as revised and approved by the Board on May 14, 2014, sets forth the duties and responsibilities of the Audit Committee. The Audit Committee's responsibility is oversight and it is not responsible to prepare the Company's financial statements, to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles in the United States of America ("GAAP") and other applicable rules and regulations.

Management has primary responsibility for the preparation of the financial statements, completeness and accuracy of financial reporting and the overall system of internal control over financial reporting. The Audit Committee has reviewed and discussed the Company's financial statements with management and management's evaluation and assessment of the effectiveness of internal control over financial reporting.

Deloitte & Touche LLP ("Deloitte"), our independent registered public accounting firm for fiscal year 2014, is responsible for planning and conducting the audit of the financial statements and expressing an opinion on the fairness of the financial statements and their conformity with GAAP and for auditing of internal control over financial reporting and expressing an opinion on its effectiveness. The Audit Committee has discussed with Deloitte, with and without management present, the financial statement audit, its evaluation of effectiveness of internal controls and the overall quality of financial reporting. Deloitte has delivered to the Audit Committee the written disclosures and the letter required by the Public Company Accounting Oversight Board ("PCAOB"), including AS No. 16. Deloitte has provided to the Committee the communication required by PCAOB Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence and informed the Committee that, with respect to the Company, it is independent under the SEC rules and the independence requirements of the PCAOB. The Audit Committee has discussed with Deloitte the written disclosures and the letter regarding their independence.

Based on the considerations referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Submitted by the Audit Committee of the Board:
David E. Alexander (Chairman) John L. Adams Pamela H. Patsley

THE ABOVE REPORT OF THE AUDIT COMMITTEE WILL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH OR INCORPORATED BY REFERENCE INTO ANY FILING BY US UNDER THE SECURITIES ACT OF 1933 OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE SUCH REPORT BY REFERENCE.

76	DPS 2015 Proxy Statement

COMPENSATION
COMMITTEE
INTERLOCKS

For all of fiscal year 2014, the Compensation Committee was comprised of Ms. Szostak (Chairperson), Ms. Roché and Mr. Rogers. No member of the Compensation Committee was an officer or employee of ours or any of our subsidiaries. None of our executive officers served on the board of directors or on the compensation committee of any other entity, for which any officers of such other entity served either on our Board or on our Compensation Committee.

77	DPS 2015 Proxy Statement

RELATED PERSON TRANSACTIONS

The Company has adopted a Related Person Transactions Policy which governs any transaction or proposed transaction involving any of our directors, nominees for director, or executive officers of the Company (or any immediate family members of the foregoing) and in which the Company was or is to be a participant and in which the amount involved exceeds $120,000. Under this Related Person Transactions Policy, the related person is to notify the General Counsel of the details of the transaction and the Board will review those transactions involving a director or director nominee and the Audit Committee will review those transactions involving executive officers. The Board and Audit Committee will approve only those transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders, as the Board or Audit Committee, as applicable, determines in good faith. During this year, it was discovered that the brother of James Trebilcock, one of our executive officers owned a twenty percent (20%) equity interest in an entity from which the Company is leasing property in Lenexa, Kansas. Mr. Trebilcock has no interest in the entity leasing the property to the Company. This lease was entered into in 1995 and the rent paid or to be paid over the term of the lease (since our spin-off from Cadbury in 2008) approximates $3.3 million and the rent paid in fiscal year 2014 was approximately $462,000. While the brother's interest in the rent paid in fiscal year 2014 does not exceed the related party threshold, his interest in the aggregate rent paid over the term of the lease (since spin-off) exceeds that threshold. The Audit Committee considered the related party transaction and ratified and approved the transaction. There were no other related party transactions considered by the Board or Audit Committee in 2014. In addition Our Code of Conduct governs the actions of our directors and employees, including conflicts of interest. See "Code of Conduct" on page 35.

78	DPS 2015 Proxy Statement

DELIVERY OF PROXY
MATERIALS TO
HOUSEHOLDS WITH
MULTIPLE STOCKHOLDERS

If you have consented to the delivery of only one Notice, 2014 Form 10-K or set of proxy materials, as applicable, to multiple Dr Pepper Snapple Group, Inc. stockholders who share your address, then only one Notice, 2014 Form 10-K or set of proxy materials, as applicable, is being delivered to your household unless we have received contrary instructions from one or more of the stockholders sharing your address. We will deliver promptly upon oral or written request a separate copy of the Notice, 2014 Form 10-K or set of proxy materials, as applicable, to any stockholder at your address. If, now or in the future, you wish to receive a separate copy of the Notice, 2014 Form 10-K or set of proxy materials, as applicable, you may call us at (972) 673-7000 (please ask for Investor Relations) or write to us at Dr Pepper Snapple Group, Inc., Attn: Investor Relations, 5301 Legacy Drive, Plano, Texas 75024. Stockholders sharing an address who now receive multiple copies of the Notice, 2014 Form 10-K or set of proxy materials, as applicable, may request delivery of a single copy by calling us at the above number or writing to us at the above address.

79	DPS 2015 Proxy Statement

STOCKHOLDERS
PROPOSALS FOR
2015 ANNUAL MEETING

We currently expect to hold our annual meeting after the year ending December 31, 2015 ("2015 Annual Meeting") on or around May 19, 2016, and mail the Proxy Statement for that meeting in March 2016, subject to any changes we may make. If any of our stockholders intends to present a proposal for consideration at the 2015 Annual Meeting, including the nomination of directors, without inclusion of such proposal in the proxy statement and form of proxy, such stockholder must provide notice to us of such proposal.

Pursuant to Rule 14a-8 of the Exchange Act, stockholder proposals will need to be received by us not later than December 1, 2015, in order to be eligible for inclusion in the proxy statement and form of proxy distributed by the Board with respect to the 2015 Annual Meeting. With respect to any notice of a proposal that a stockholder intends to present for consideration at the 2015 Annual Meeting, without inclusion of such proposal in the proxy statement and form of proxy, in accordance with Article II, Section 6(c) or 7(b) of our By-laws, as applicable, stockholder proposals will need to be received by us not sooner than January 22, 2016, but not later than February 21, 2016, in order to be presented at the 2015 Annual Meeting. Stockholder proposals must be sent to our principal executive offices, 5301 Legacy Drive, Plano, Texas 75024, Attention: James L. Baldwin, Corporate Secretary.

By Order of the Board of Directors

James L. Baldwin Corporate Secretary
March 30, 2015
80	DPS 2015 Proxy Statement

Annex

MIP CORE EARNINGS RECONCILIATION TO GAAP FINANCIALS

	INCOME FROM OPERATIONS	SOP- BC AND LATIN AMERICA BEVERAGES	SOP- PACKAGED BEVERAGES

As Reported:	$1,180	$868	$636

Mark to Market(a)	13	—	—

Litigation Provision(b)	(2)	—	(2)

Pension Annuity Purchase(c)	14	—	—

Net Reallocation of SOP Between Packaged Beverages and Beverage Concentrates(d)	—	63	(63)

Results	$1,205	$931	$571

(a)
Unrealized mark to market impact of commodity derivatives.

(b)
Adjustment to a previously disclosed legal provision.

(c)
Settlement charge related to the purchase of annuities for certain participants receiving benefits in our U.S. defined benefit pension plans.

(d)
The MIP of certain persons in the Business Concentrates segment and Packaged Beverages segment are in part based on financial metrics of certain elements of the other segment. For purposes of reconciling the "as reported" SOP to the SOP used in calculating the MIP, a reallocation of SOP is necessary to account for these certain elements.

DEFINITION OF TERMS FOR INTERNAL RETURN PSU CALCULATION

FINANCIAL TERM	DEFINITION FOR PSU PROGRAM

Net Income, Cash Flow from Operations, Capital Expenditures	Net Income (reflected as "Net income"), Cash Flow from Operations (reflected as "Net Cash provided by operating activities") and Capital Expenditures (reflected as "Purchase of property, plant and equipment") will be as reported in the Company's Form 10-K (in the captions reflected in parenthesis above) for the applicable year, but will be adjusted for items excluded as indicated in the Company's earnings release for the applicable fiscal year ("ex-items"). If not so indicated in the earnings release, revenue amortization related to the license transactions with PepsiCo, Inc. in 2009 and with The Coca-Cola Company in 2010 will be considered as ex-items. Furthermore, tax expense related to ex-items will be also considered ex-items in the applicable periods. Income tax payments related to the aforementioned license transactions are considered ex-items for Free Cash Flow purposes.

P/E	P/E will be determined by dividing (i) the Average Closing Market Price (as hereafter defined) by (ii) the Diluted Earnings per share, ex-items, for the calendar year ended on December 31, 2012 as indicated in the Company's earnings release for that calendar year. The resulting number will be the P/E to be used in the determination of the Cash Flow Yield for the Plan Period.

Average Closing Market Price	The Average Closing Market Price shall be calculated by dividing (i) the closing market price of the Company's common stock on the NYSE on the 15th day of each calendar month of the calendar year immediately preceding the first Plan Year (or if the 15th day of the calendar month is not a day on which the NYSE is open for trading, then the closing market price on the first day after the 15th day of the month that the NYSE is open for trading) by (ii) twelve (12).

A-1	DPS 2015 Proxy Statement

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000237753_1 R1.0.0.51160 DR PEPPER SNAPPLE GROUP, INC. 5301 Legacy Drive Plano, TX 75024 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 20, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 20, 2015. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following: For Against Abstain 1. Election of Directors 1a David E. Alexander 1b Antonio Carrillo 1c Pamela H. Patsley 1d Joyce M. Roche 1e Ronald G. Rogers 1f Wayne R. Sanders 1g Dunia A. Shive 1h M. Anne Szostak 1i Larry D. Young The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2 To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal year 2015. For Against Abstain 3 To approve advisory resolution regarding executive compensation: RESOLVED, that the compensation paid to the Company's Named Executive Officers with respect to 2014, as disclosed pursuant to the compensation disclosure rules and regulations of the SEC, including the Compensation Discussion and Analysis, compensation tables and the narrative discussion, is hereby APPROVED. The Board of Directors recommends you vote AGAINST proposals 4 and 5. For Against Abstain 4 To consider and act upon a stockholder proposal regarding comprehensive strategy for recycling of beverage containers. 5 To consider and act upon a stockholder proposal regarding sugar supply chain risks. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000237753_2 R1.0.0.51160 ADMISSION TICKET Annual Meeting of Stockholders Thursday, May 21, 2015 10:00 a.m. (CDT) Westin Stonebriar Resort Conference Center 1549 Legacy Drive Frisco, Texas 75034 If you wish to attend the Annual Meeting of Stockholders in person, please present this admission ticket and a valid picture identification for admission. Cameras, recording equipment and other electronic devices will not be permitted at the Annual Meeting. Directions to the Annual Meeting are on our website at www.drpeppersnapplegroup.com under Investors and Events & Presentations captions. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com . DR PEPPER SNAPPLE GROUP, INC. ANNUAL MEETING OF STOCKHOLDERS—MAY 21, 2015 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Larry D. Young, Martin M. Ellen, and James L. Baldwin, or any of them, as proxies for the undersigned, with full power of substitution, to act and to vote all shares of common stock of Dr Pepper Snapple Group, Inc. held of record or in an applicable plan by the undersigned at the close of business on March 23, 2015, at the Annual Meeting of Stockholders to be held at the Westin Stonebriar Resort Conference Center, 1549 Legacy Drive, Frisco, Texas 75034, at 10:00 a.m., Central Daylight Time, on Thursday, May 21, 2015, or any postponement or adjournment thereof. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned stockholder. If this proxy is properly executed and returned but no direction is made, this proxy will be voted for each of the nominees for director in proposal 1, for ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal year 2015 in proposal 2, for the advisory resolution to approve the compensation of the Company's Named Executive Officers as set forth in Proposal 3, against the stockholder proposal set forth in Proposal 4, and against the stockholder proposal set forth in Proposal 5. Whether or not direction is made, this proxy, when properly executed, will be voted in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof. PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS. IMPORTANT:THIS PROXY CARD MUST BE SIGNED ON THE REVERSE SIDE.